UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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THE ALKALINE WATER COMPANY INC.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE ALKALINE WATER COMPANY INC.
14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 30, 2020

Dear Stockholder:

Our annual meeting of stockholders will be held on Monday, March 30, 2020, at 9 a.m., Arizona time, at the offices of Dickinson Wright PLLC, 1850 North Central Avenue, Suite 1400, Phoenix, Arizona 85004 for the following purposes:

1.	To elect Richard A. Wright, David A. Guarino, Aaron Keay, Bruce Leitch, and Brian Sudano as the directors of our company;
2.	To ratify the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm;
3.	To approve our 2020 equity incentive plan;
4.	To approve the delisting of our common stock from the TSX Venture Exchange; and
5.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on February 27, 2020 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instructions sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Richard A. Wright

Richard A. Wright

President and Chief Executive Officer

February 28, 2020

THE ALKALINE WATER COMPANY INC.
14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 30, 2020

Questions and Answers about the Annual Meeting of Stockholders

Why am I receiving these materials?

The board of directors of The Alkaline Water Company Inc. ("we", "us" or "our") is soliciting proxies for use at the annual meeting of stockholders to be held on Monday, March 30, 2020, at 9 a.m., Arizona time, at the offices of Dickinson Wright PLLC, 1850 North Central Avenue, Suite 1400, Phoenix, Arizona 85004 or at any adjournment of the annual meeting. These materials are expected to be first sent or given to our stockholders on or about March 2, 2020.

What is included in these materials?

These materials include:

  the notice of the annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended March 31, 2019, as filed with the Securities and Exchange Commission on July 1, 2019.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on March 30, 2020

Above materials are also available at https://www.transhare.com/alkaline.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

  the election of directors;

  the ratification of appointment of our independent registered public accounting firm;

  the approval of our 2020 equity incentive plan; and

  the approval of the delisting of our common stock from the TSX Venture Exchange.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person to vote your shares. Even if you do not plan to attend the annual meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on February 27, 2020 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record of our common stock on the record date, you are entitled to vote at the annual meeting.

As of the record date, 45,585,592 shares of our common stock were issued and outstanding and, therefore, a total of 45,585,592 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

  To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.
  If you do not wish to vote in person or if you will not be attending the annual meeting, you may vote by proxy by mail, by telephone, by fax, by email or via the Internet by following instructions provided in the proxy card.

If you hold your shares in "street name" and:

  you wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting.
  you do not wish to vote in person or you will not be attending the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a "street name" holder?

If your shares are registered directly in your name with our transfer agent, Transhare Corporation, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in "street name," you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

When a quorum is present or represented at the annual meeting, the vote of the stockholders of a majority of our stock having voting power present in person or represented by proxy will be sufficient to elect members of our board of directors or to decide any question brought before the annual meeting.

For the election of directors, the nominees who receive more "For" votes than the combined votes of "Against" votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

For all other proposals, to be approved, each proposal must receive more "For" votes than the combined votes of "Against" votes and votes that are abstained.

The policy of the TSX Venture Exchange on delisting an issuer's shares from that exchange requires that majority of the minority approval of stockholders be obtained. This means that shares held by promoters, directors, officers and insiders (as contemplated in the policies of the TSX Venture Exchange) must be excluded from voting on the proposal to delist our common stock, and that accordingly the shares held by Richard A. Wright and David A. Guarino will be excluded from voting on this proposal.

How are votes counted?

For the election of directors, you may vote "For", "Against", or "Abstain" for each nominee for director. Votes that are abstained will have the same effect as "Against" votes. Broker non-votes will have no effect on the outcome of the vote on the election of directors.

For all other proposals, you may vote "For", "Against", or "Abstain" for each proposal. Votes that are abstained will have the same effect as "Against" votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

A "broker non-vote" occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but has no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the annual meeting. Stockholders holding at least 33⅓% of the stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, constitute a quorum at the annual meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or present in person at the annual meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the annual meeting may be adjourned by the vote of a majority of the shares represented either in person or by proxy.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

  "For" the election of all nominees for directors;
  "For" the ratification of the appointment of the independent registered public accounting firm;
  "For" the approval of our 2020 equity incentive plan; and
  "For" the approval of the delisting of our common stock from the TSX Venture Exchange.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card with a later date by mail, by fax or by email, or by attending the annual meeting and voting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us a written notice of revocation prior to the annual meeting at The Alkaline Water Company Inc., 14646 N. Kierland Blvd., Suite 255, Scottsdale, Arizona 85254, Attn: Richard A. Wright.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may call us at 480-656-2423 if you want to obtain information or directions to be able to attend the annual meeting and vote in person.

You may be asked to present valid picture identification, such as a driver's license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated, all reference to "dollars", "$", "USD" or "US$" are to United States dollars and all reference to "CDN$" are to Canadian dollars.

Voting Securities and Principal Holders Thereof

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of February 28, 2020, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of any class of our voting securities and by each of our directors, director nominees and named executive officers (as defined in the "Executive Compensation" section below) and by our directors and executive officers as a group.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Richard A. Wright	Common Stock	2,200,000	4.83%
	Series D Preferred Stock(3)	1,500,000	39.47%
David A. Guarino	Common Stock	909,300	1.99%
	Series D Preferred Stock(3)	1,000,000	26.32%
Aaron Keay	Common Stock	350,000(4)	*
Bruce Leitch	Common Stock	100,000(5)	*
Brian Sudano	Common Stock	Nil	*

All executive officers and directors as a group (5 persons)	Common Stock	3,559,300	7.73%
	Series D Preferred Stock(3)	2,500,000	65.79%

* Less than 1%.

(1)

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)

Percentage of common stock is based on 45,585,592 shares of our common stock issued and outstanding as of February 28, 2020. Percentage of Series D Preferred Stock is based on 3,800,000 shares of Series D Preferred Stock issued and outstanding as of February 28, 2020.

(3)

Each share of the Series D Preferred Stock will be convertible, without the payment of any additional consideration by the holder and at the option of the holder, into one fully paid and non-assessable share of our common stock at any time after (i) we achieve the consolidated revenue of our company and all of its subsidiaries equal to or greater than $40,000,000 in any 12 month period, ending on the last day of any quarterly period of our fiscal year; or (ii) a Negotiated Trigger Event, defined as an event upon which the Series D Preferred Stock will be convertible as may be agreed by our company and the holder in writing from time to time.

(4)	Consists of 350,000 stock options exercisable within 60 days.
(5)	Consists of 100,000 stock options exercisable within 60 days.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him for the five nominees named below.

All directors of our company hold office until the next annual meeting of our stockholders or until their successors have been elected and qualified, or until their death, resignation or removal. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

Our board of directors recommends that you vote FOR these nominees.

Nominees

Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Richard A. Wright	President, Chief Executive Officer, Vice-President, Chief Operating Officer and Director	61	May 31, 2013
David A. Guarino	Chief Financial Officer, Secretary, Treasurer and Director	55	April 28, 2017
Aaron Keay	Chairman of the Board and Director	42	July 22, 2016
Bruce Leitch	Director	61	September 8, 2016
Brian Sudano	Director	55	September 14, 2018

Business Experience of Nominees

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Richard A. Wright

Mr. Wright is a Certified Public Accountant. He graduated Magnum Cum Laude in 1978 from Mount Union University in Alliance, Ohio. He has taken graduate level MBA courses at Case Western Reserve College in Cleveland, Ohio. In 2008, Mr. Wright became the chief financial officer for PCT International, a leading worldwide developer and manufacturer of last mile and access network solutions for broadband communication networks. PCT focuses on innovative and cost-effective solutions that allow service providers to improve system integrity and expand service offerings. It has manufacturing plants in USA and China and sells its products in 42 countries. In 2010, Mr. Wright started his own tax and accounting CPA firm in Scottsdale, Arizona, Wright Tax Solutions PLC. Mr. Wright also started Wright Investment Group, LLC, a small equity participation firm that helps provide seed capital through micro loans and financial expertise to start-up enterprises.

Effective as of May 31, 2013, Mr. Wright was appointed as the vice-president, treasurer and as a director of our company. On August 7, 2013, our board of directors appointed Mr. Wright as secretary of our company. On August 28, 2016, our board of directors appointed Mr. Wright as chief operating officer of our company. On April 7, 2017, our board of directors appointed Mr. Wright as president of our company. On April 28, 2017, Mr. Wright resigned as the secretary and treasurer of our company and our board of directors appointed Mr. Wright as the chief executive officer of our company.

We believe that Mr. Wright is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

David A. Guarino

On April 28, 2017, Mr. Guarino was appointed as the chief financial officer, secretary, treasurer and a director of our company. Mr. Guarino holds a bachelor of science in accounting and a master of accountancy from the University of Denver. From 2008 to 2013, Mr. Guarino was the president and a director of Kahala Corp, a worldwide franchisor of multiple quick service restaurant brands with locations in 49 states and over 25 countries. From 2014 to 2015, Mr. Guarino was the president of HTI International Holdings, Inc., a technology company focused on forward osmosis water filtration technology. From 2015 until April, 2017, Mr. Guarino had been a consultant to our company.

We believe that Mr. Guarino is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

Aaron Keay

On July 22, 2016, Mr. Keay was appointed as a director of our company and on August 17, 2017, Mr. Keay was appointed as the chairman of the board.

Mr. Keay has been the president and managing partner of Inform Capital Partner, a corporate finance advisory and merchant banking firm, from 2008 to present. Mr. Keay was a director of Vivo Cannabis Inc., a company listed on the TSXV Venture Exchange, from September 17, 2015 until June 4, 2019. He was the chairman, chief executive officer and director of Inform Resources Corp., a mining company listed on the TSX Venture Exchange, from August 2010 until July 10, 2014. Mr. Keay was the chief executive officer, president and a director of IDM Mining Ltd. (formerly Revolution Resources), a mining company listed on the Toronto Stock Exchange, from 2009 until January 7, 2015. He was a director of OrganiGram Holdings Inc., an industrial company specializing in the production of condition specific medical marijuana under license from Health Canada listed on the TSX Venture Exchange, from September 14, 2010 until July 17, 2014. Mr. Keay was a director of Plateau Uranium Inc. (formerly, Macusani Yellowcake Inc.), a uranium exploration and development company listed on the TSX Venture Exchange, from April 5, 2013 until September 4, 2014. He was a director of Aftermath Silver Inc. (formerly, Full Metal Zinc Ltd.), a mineral exploration and development company listed on the TSX Venture Exchange, from February 2011 until December 12, 2013. Mr. Keay holds a bachelor of human kinetics from the University of British Columbia.

We believe that Mr. Keay is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

Bruce Leitch

Mr. Leitch has been a director of our company since September 8, 2016. During the past five years Mr. Leitch has been actively engaged as a management consultant with respect to business development strategies and overseeing the corporate governance requirements for various private companies. The bulk of his time has been spent as the vice president of corporate finance and a director for Citadel LED Lighting Corp., a private company engaged in the importation of innovative LED lighting products with applications in the retail, hospitality, outdoor lighting and commercial buildings and facilities market sectors.

Mr. Leitch has extensive experience with consumer products companies, and is well versed in all aspects of branding, marketing, cross marketing through strategic relationships, interacting with advertising agencies to create highly focused and effective sales campaigns, along with being very conversant in wholesale distribution networks, logistics, managing multiple channels of product distribution and supply chain management. Mr. Leitch has extensive experience in the capital markets and the securities industry, having worked for several major financial services institutions as well as having been an officer, director and principal of several public and private companies.

Mr. Leitch was the vice president corporate finance and a director of Canadian Glacier Beverage Corp, from 1993 to 1998, the president and director of Cool Can Technologies from 1998 to 2002 and subsequently it's successor NorPac Technologies from 2002 to 2005 and the chief operating officer of Stonepoint Global Brands from 2010 to 2012.

We believe that Mr. Leitch is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his business experience described above.

Brian Sudano

Mr. Sudano has been a director of our company since September 14, 2018. Mr. Sudano is the managing partner of Beverage Marketing Corporation and BMC Strategic Associates. Mr. Sudano has been the managing partner of Beverage Marketing Corporation since July 2008 and was the managing director of Beverage Marketing Corporation from September 2000 to July 2008. Mr. Sudano's experience covers nearly the entire beverage industry, from energy drinks to wine, with special expertise in beverage alcohol by virtue of varied industry experience and broad range of projects. Mr. Sudano manages several major clients, providing on-going strategic and market advice, while leading projects in strategic planning, market entry analysis and planning, sales/distribution, business modeling, brand repositioning and international opportunity assessment.

From 1997 to 2000, Mr. Sudano was with Constellation Brands, Inc., a leading US beverage alcohol company, where he held the position of vice president of business processes and was responsible for creating a corporate operations and consulting function to service Constellation's wine, spirits and beer businesses. While in this role, Mr. Sudano lead the due diligence and transition efforts for entering the premium wine business and provided corporate oversight for the integration and transition of the Black Velvet distillery and brands. Other activities included oversight of business risk management and covering issues such as promotional effectiveness to performance metrics.

Mr. Sudano received an MBA from Rutgers Graduate School of Management, was a magna cum laude and honors graduate from Delaware Valley College where he received a bachelor of science degree and is a New Jersey CPA.

We believe that Mr. Sudano is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experience described above.

Family Relationships

There are no family relationships between any director, director nominee or executive officer.

Involvement in Certain Legal Proceedings

None of our directors, director nominees and executive officers has been involved in any of the following events during the past ten years:

(a)

any petition under the federal bankruptcy laws or any state insolvency laws filed by or against, or an appointment of a receiver, fiscal agent or similar officer by a court for the business or property of such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing;

(b)	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)

being the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

(e)

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission to have violated a federal or state securities or commodities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been reversed, suspended, or vacated;

(f)

being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(g)

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(h)

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

We know of no material proceedings in which any of our directors or executive officers, or any associate of any such director or executive officer is a party adverse to our company or our subsidiary or has a material interest adverse to our company or our subsidiary.

Corporate Governance

Meetings

During the year ended March 31, 2019, our board of directors held 21 meetings and each director attended 100% of these meetings.

We encourage all incumbent directors and nominees for election as director to attend our meeting of stockholders. Two directors attended our annual meeting of stockholders on September 14, 2018.

Committees of Board of Directors

Audit Committee

Effective February 22, 2018, our board of directors established an audit committee. The audit committee currently consists of three directors, Aaron Keay, Bruce Leitch and Brian Sudano. Our audit committee assists our board of directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by our company to regulatory authorities and stockholders, our systems of internal controls regarding finance and accounting and our auditing, accounting and financial reporting processes. Our audit committee's primary duties and responsibilities are to: serve as an independent and objective party to monitor our financial reporting and internal control system and review our financial statements; oversee our accounting and financial reporting processes and the preparation and auditing of our financial statements; review and appraise the performance of our external auditor; and provide an open avenue of communication among our auditor, financial and senior management and our board of directors.

Our audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter adopted by our board of directors on February 22, 2018. The audit committee charter is attached to this proxy statement as Schedule "B".

During the year ended March 31, 2019, our audit committee held 4 meetings, and each member of our audit committee attended 100% of these meetings.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit committee has reviewed and discussed the audited financial statements for the year ended March 31, 2019 with management.

Our audit committee has discussed with Prager Metis CPAs, LLC, our independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Our audit committee has received written disclosure and the letter from Prager Metis CPAs, LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding communications of Prager Metis CPAs, LLC with our audit committee concerning independence, and has discussed with Prager Metis CPAs, LLC its independence.

Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended March 31, 2019 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Aaron Keay	Bruce Leitch	Brian Sudano

The material in this report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

On September 4, 2018, our board of directors established a compensation committee, comprising of two directors. The compensation committee currently consists of Aaron Keay and Bruce Leitch. During the year ended March 31, 2019, our compensation committee did not hold any meetings.

The purpose of our compensation committee is to carry out the responsibilities delegated by our board of directors relating to the review and determination of executive compensation. Our compensation committee has the following authority and responsibilities:

  to review and approve annually the corporate goals and objectives applicable to the compensation of the chief executive officer, evaluate at least annually the chief executive officer's performance in light of those goals and objectives, and determine and approve the chief executive officer's compensation level based on this evaluation;

  to review and make recommendations to the board regarding the compensation of all other executive officers;

  to review and make recommendations to the board regarding incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval of such plans by the stockholders of our company;

  to review and discuss with management our compensation discussion and analysis and the related executive compensation information, recommend that the compensation discussion and analysis and related executive compensation information be included in our annual report on Form 10-K and proxy statement, and produce the compensation committee report on executive officer compensation required to be included in our proxy statement or annual report on Form 10-K;

  to review and make recommendations to the board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the chief executive officer and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;

  to determine stock ownership guidelines for the chief executive officer and other executive officers and monitor compliance with such guidelines;

  to review and make recommendations to the board regarding all employee benefit plans for our company, which includes the ability to adopt, amend and terminate such plans;

  to review our incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk;

  to review and recommend to the board for approval the frequency with which our company will conduct say on pay votes, taking into account the results of the most recent stockholder advisory vote on frequency of say on pay votes required by Section 14A of the Securities Exchange Act of 1934, and review and approve the proposals regarding the say on pay vote and the frequency of the say on pay vote to be included in our proxy statement; and

  to review all director compensation and benefits for service on the board and any committees of the board at least once a year and to recommend any changes to the board as necessary.

Our compensation committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities. Our compensation committee must set the compensation, and oversee the work, of the compensation consultant. However, our compensation committee is not required to implement or act consistently with the advice or recommendations of its compensation consultant to the compensation committee and the ability or obligation of our compensation committee to exercise its own judgment in fulfilment of its duties are not affected by the engagement of the compensation consultant. During the year ended March 31, 2019, we did not engage a compensation consultant.

Our compensation committee is to meet at least one time a year at such times and places as it deems necessary to fulfill its responsibilities and report regularly to the board regarding its actions and make recommendations to the board as appropriate. Our compensation committee may invite such members of management to its meetings as it deems appropriate. However, our compensation committee is to meet regularly without such members present, and in all cases the chief executive officer and any other such officers must not be present at meetings at which their compensation or performance is discussed or determined.

Our compensation committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as our compensation committee may deem appropriate in its sole discretion.

Our compensation committee fulfills these responsibilities primarily by carrying out the activities enumerated in the compensation committee charter adopted by our board of directors on September 4, 2018. The compensation committee charter is attached as Schedule "C" to this proxy statement.

Nominating Committee

We do not presently have a separately constituted nominating committee. Our board of directors does not believe that it is necessary to have such committee because it believes that the functions of such committee can be adequately performed by our board of directors.

On September 4, 2018, our board of directors adopted a board director nomination process, which is attached as Schedule "D" to this proxy statement. Our board of directors has determined that it is in our best interests to have director nominees recommended for the board's selection by a majority of our independent directors in a vote in which only independent directors participate and to have the full board participate in the consideration of the board of directors nominees.

In general, when our board of directors determines that expansion of the board or replacement of a director is necessary or appropriate, our independent directors will be responsible for identifying one or more candidates to fill such directorship, investigating each candidate, evaluating his/her suitability for service on our board of directors and recommending for selection suitable candidates for nomination to our board of directors.

Our independent directors are authorized to use any methods they deem appropriate for identifying candidates for board membership, including recommendations from current members of the board, senior management or other third parties (including recommendations from stockholders). Our independent directors may engage outside search firms to identify suitable candidates.

Our independent directors are also authorized to engage in whatever investigation and evaluation processes it deems appropriate, including a thorough review of the candidate's background, characteristics, qualities and qualifications, and personal interviews with all or some of our independent directors, our management or one or more other members of the board. While diversity may contribute to an evaluation, it is not considered by the board as a separate or independent factor in identifying board of director nominees.

In formulating its recommendation, our independent directors will consider not only the findings and conclusions of the investigation and evaluation process, but also the current composition of the board; the diversity of the board, including gender diversity; the attributes and qualifications of serving members of the board; additional attributes, capabilities or qualifications that should be represented on the board; and whether the candidate could provide those additional attributes, capabilities or qualifications. Our independent directors will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of serving as a member of the board.

In considering whether to recommend directors who are eligible to stand for reelection, our independent directors may consider a variety of factors, including, without limitation, a director's contributions to the board and ability to continue to contribute productively; attendance at board and committee meetings and compliance with our corporate governance policies; whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for continued service on the board; the independence of the director; and the nature and extent of the director's non-Alkaline activities.

Stockholders desiring to suggest a candidate for consideration must do so in accordance with our bylaws and applicable securities laws, and should send a letter to our Chief Financial Officer at our principal office located at 14646 N. Kierland Blvd., Suite 255, Scottsdale, Arizona 85254, U.S.A. Candidates recommended by our stockholders will be considered in the same manner as other candidates.

Director Independence

We currently act with five directors consisting of Richard A. Wright, David A. Guarino, Aaron Keay, Bruce Leitch and Brian Sudano. Our common stock is listed on the Nasdaq Capital Market. Our common stock is also listed on the TSX Venture Exchange. Each stock exchange imposes director independence requirements. Under Nasdaq Marketplace Rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation. Using this definition of independent director, we have three independent directors, who are Aaron Keay, Bruce Leitch, and Brian Sudano.

In addition, Aaron Keay, Bruce Leitch and Brian Sudano, the members of our audit committee or compensation committee, have not accept directly or indirectly any consulting, advisory, or other compensatory fee from our company or subsidiary other than in his capacity as a member of the audit committee, our board of directors, or any other board committee, and each member of our audit committee is not a beneficial owner, directly or indirectly, of more than 10% of our common stock and is not an executive officer of our company. Accordingly, they are independent under independence standards applicable to the audit committee or compensation committee of a company whose stock is listed on the Nasdaq Capital Market.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by two individuals. Richard A. Wright is our president, chief executive officer, vice-president, chief operating officer and a director of our company and Aaron Keay is our chairman of the board and a director of our company. Because of the separation of those functions to two individuals, we have determined that the leadership structure of our board of directors is appropriate, especially given the current stage of our development.

Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Stockholder Communications with Our Board of Directors

We welcome comments and questions from our stockholders. Our stockholders can direct communications to David A. Guarino, at The Alkaline Water Company Inc., 14646 N. Kierland Blvd., Suite 255, Scottsdale, Arizona 85254. While we appreciate all comments and questions from our stockholders, we may not be able to individually respond to all communications.

David A. Guarino collects and evaluates all stockholder communications. If the communication is directed to our board of directors generally or to a specific board member, Mr. Guarino will disseminate the communication to the appropriate party at the next scheduled board meeting unless he decides that the communication requires a more urgent response.  In that case, Mr. Guarino will direct the communication to the appropriate party prior to the next scheduled board meeting.  If the communication is addressed to an executive officer, Mr. Guarino will direct that communication to the executive officer. All communications addressed to our directors and executive officers are reviewed by those parties unless the communication is clearly frivolous.

Prohibited Transactions in Our Securities

Under our insider trading policy, no officer or director may ever make a short sale of our common stock. The prohibition against short sale means that an individual subject to the rule cannot sell our common stock if he or she does not then own the securities he or she purports to sell, and even if he or she does own the securities sold, he or she must deliver the securities within 20 days after the sale.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons we believe that during year ended March 31, 2019 all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Richard A. Wright	1	2	Nil
David A. Guarino	2	2	Nil

Executive Compensation

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended March 31, 2019;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended March 31, 2019; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at March 31, 2019,

who we will collectively refer to as the named executive officers, for all services rendered in all capacities to our company and subsidiaries for the years ended March 31, 2019 and 2018 are set out in the following summary compensation table:

Summary Compensation Table - Years ended March 31, 2019 and 2018
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard A. Wright President, Chief Executive Officer, Vice-President, Chief Operating Officer, Director and Former Secretary and Treasurer(1)	2019 2018	168,000 168,000	Nil Nil	Nil 1,500(3)	Nil Nil	Nil Nil	Nil Nil	24,940 24,186	192,940 193,686
David A. Guarino Chief Financial Officer, Secretary, Treasurer and Director(2)	2019 2018	168,000 154,000	Nil N/A	Nil 168,700(4)	Nil N/A	Nil N/A	Nil N/A	9,000 N/A	177,000 328,200

Notes:

(1)

Effective as of May 31, 2013, Mr. Wright was appointed as vice-president, treasurer and a director of our company. On August 7, 2013, our board of directors appointed Mr. Wright as secretary of our company. On August 28, 2016, our board of directors appointed Mr. Wright as chief operating officer of our company. On April 7, 2017, our board of directors appointed Mr. Wright as president of our company. On April 28, 2017, Mr. Wright resigned as the secretary and treasurer of our company and our board of directors appointed Mr. Wright as the chief executive officer of our company.

(2)

On April 28, 2017, our board of directors appointed Mr. Guarino as the chief financial officer, secretary and treasurer and a director of our company. From 2015 until April, 2017, Mr. Guarino has been a consultant to our company.

(3)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 1,500,000 shares of Series D Preferred Stock which will be convertible, without the payment of any additional consideration by the holder and at the option of the holder, into one fully paid and non-assessable share of our common stock at any time after (i) we achieve the consolidated revenue of our company and all of its subsidiaries equal to or greater than $40,000,000 in any 12 month period, ending on the last day of any quarterly period of our fiscal year; or (ii) a Negotiated Trigger Event, defined as an event upon which the Series D Preferred Stock will be convertible as may be agreed by our company and the holder in writing from time to time.

(4)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 130,000 shares of common stock effective April 28, 2017 (valued at $167,700) and the issuance of 1,000,000 shares of Series D Preferred Stock (valued at $1,000).

Employment Agreement with Richard A. Wright

On March 30, 2016, we entered into an employment agreement dated effective March 1, 2016 with Richard A. Wright, our vice-president, secretary, treasurer and director, pursuant to which Mr. Wright agreed to perform such duties as are regularly and customarily performed by the vice president, secretary and treasurer of a corporation, and any other duties consistent with Mr. Wright's position in our company. Pursuant to the terms of the employment agreement, we have agreed to (i) pay Mr. Wright $14,000 per month or such other amount as may be determined by our board of directors from time to time; and (ii) issue to Mr. Wright 1,500,000 shares of our Series C Preferred Stock (issued effective as of March 31, 2016). We also agreed that each of the following events constitute a "Negotiated Trigger Event" as defined in the Certificate of Designation for the Series C Preferred Stock: (i) the occurrence of a change of control event; (ii) the death of Mr. Wright; and (iii) the termination of the employment agreement for any reason.

In addition, we may (i) grant awards under our 2018 stock option plan to Mr. Wright from time to time and (ii) pay to Mr. Wright an annual discretionary performance bonus in an amount to be determined by our board of directors in its sole discretion. Mr. Wright will also be eligible to participate in other bonus programs offered by our company to our senior staff from time to time.

In addition, Mr. Wright will be entitled to participate in all of our employee benefit plans provided by our company to our senior officers. If we do not provide such plans at any time, we agreed to reimburse Mr. Wright for the reasonable cost of any such plans obtained privately. We also agreed to (i) provide Mr. Wright with a vehicle leased in our company's name, with lease payments not exceeding $700/month or such other amount as may be determined by our board of directors; (ii) pay Mr. Wright an allowance of $5,000 per month or such other amount as may be determined by our board of directors, which may be used by Mr. Wright as he sees fit, including without limitation, the funding of non-qualified retirement plans; (iii) reimburse Mr. Wright for any expenses that he incurs in connection with his duties under his employment agreement. Mr. Wright will be entitled in each year to five weeks' paid vacation, in addition to weekends and statutory holidays, to be taken in installments of no more than three consecutive weeks of paid time off.

The initial term of the employment agreement with Mr. Wright is three years and, on the third anniversary of the effective date of the employment and on each annual anniversary date thereafter, the term of the employment agreement will automatically be extended by one additional year unless either party gives 90 days' written notice to the other of its intention not to renew the employment agreement.

Provided that Mr. Wright has acted within the scope of his authority, we have agreed to indemnify and save harmless Mr. Wright (including his heirs and legal representatives) against any and all costs, claims and expenses (including any amounts paid to settle any actions or satisfy any judgments) which: he may suffer or incur by reason of any matter or thing which he may in good faith do or have done or caused to be done as an employee, officer or director of our company, any of its subsidiaries or of any of their respective affiliates; or was reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been an employee, officer or director of our company, any of its subsidiaries or of any of their respective affiliates; provided that, the foregoing indemnification will apply only if: he acted honestly and in good faith with a view to the best interests of our company, any of its subsidiaries or any of their respective affiliates; and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

Mr. Wright has agreed to indemnify and save harmless our company against, and agree to hold it harmless from, any and all damages, injuries, claims, demands, actions, liability, costs and expenses (including reasonable legal fees) incurred or made against our company arising from or connected with the performance or non-performance of his employment by him or the beach of any warranty, representation or covenant herein by him, other than claims by him pursuant to his employment agreement.

If and to the extent we maintain directors' and officers' liability insurance for the protection of our executives in connection with acts and omissions occurring during the course of their employment with our company, we agreed that Mr. Wright will be included as an officer and director who is covered by such policy on a basis no less favorable than made available to other executives of our company.

On August 28, 2016, our board of directors appointed Mr. Wright as chief operating officer of our company. On April 7, 2017, our board of directors appointed Mr. Wright as president of our company. On April 28, 2017, Mr. Wright resigned as the secretary and treasurer of our company and our board of directors appointed Mr. Wright as the chief executive officer of our company.

David A. Guarino

We pay David A. Guarino $14,000 per month for his services and a $750 monthly car allowance. Effective April 28, 2017, we issued 130,000 shares of common stock to Mr. Guarino, who was appointed as the chief financial officer, secretary, treasurer and a director of our company on the same date.

Grant of Series D Convertible Preferred Stock

On May 3, 2017, we designated 3,000,000 shares of the authorized and unissued preferred stock of our company as "Series D Preferred Stock" by filing a Certificate of Designation with the Secretary of State of the State of Nevada. On November 2, 2017, we increased the number of authorized shares of Series D Preferred Stock in our company to 5,000,000 shares by filing an Amendment to the foregoing Certificate of Designation with the Secretary of State of the State of Nevada. Each share of the Series D Preferred Stock will be convertible, without the payment of any additional consideration by the holder and at the option of the holder, into one fully paid and non-assessable share of our common stock at any time after (i) we achieve the consolidated revenue of our company and all of its subsidiaries equal to or greater than $40,000,000 in any 12 month period, ending on the last day of any quarterly period of our fiscal year; or (ii) a Negotiated Trigger Event, defined as an event upon which the Series D Preferred Stock will be convertible as may be agreed by our company and the holder in writing from time to time.

Effective May 3, 2017, we issued 1,000,000 shares of our Series D Preferred Stock to Richard A. Wright and 1,000,000 shares of our Series D Preferred Stock to Mr. Guarino.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or named executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

Other than the provisions of the employment agreement with Mr. Wright described below, we have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or named executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or named executive officers, or a change in control of our company or a change in our directors' or named executive officers' responsibilities following a change in control.

If, within 90 days of the occurrence of a change of control event, Mr. Wright resigns from his employment relationship with our company or our company terminates his employment agreement for any reason other than for just cause, then we agreed to pay Mr. Wright severance in an amount equal to the following: 36 months' salary plus an amount, if any, equal to the following: one month's salary multiplied by the number of calendar years, starting on the effective date of the employment agreement, that Mr. Wright is employed by our company under his employment agreement.

We may terminate Mr. Wright's employment at any time for other than just cause by delivering to Mr. Wright written notice of termination. In such a case, we agreed to pay Mr. Wright severance in an amount equal to the following: 36 months' salary plus an amount, if any, equal to the following: one month's salary multiplied by the number of calendar years, starting on the effective date of the employment, that Mr. Wright is employed by our company under his employment agreement.

Subject to applicable employment laws or similar legislation, we may terminate Mr. Wright's employment in the event he has been unable to perform his duties for a period of eight consecutive months or a cumulative period of 12 months in any consecutive 24 month period, because of a physical or mental disability. Mr. Wright's employment will automatically terminate on his death. In the event Mr. Wright's employment with our company terminates by reason of Mr. Wright's death or disability, then upon and immediately effective on the date of termination we agreed to promptly pay and provide Mr. Wright (or in the event of Mr. Wright's death, Mr. Wright's estate): any unpaid salary and any outstanding and accrued regular and special vacation pay through the date of termination; reimbursement for any unreimbursed expenses incurred through to the date of termination; and any outstanding amounts due under any awards which will be dealt with in accordance with our 2013 equity incentive plan or 2018 stock option plan and the award agreement. In the event Mr. Wright's employment is terminated due to a disability, we agreed to pay to Mr. Wright the severance referred to above.

We may terminate Mr. Wright's employment for just cause at any time by delivering to Mr. Wright written notice of termination. In the event that Mr. Wright's employment with our company is terminated by our company for just cause, Mr. Wright will not be entitled to any additional payments or benefits (except as otherwise provided in his employment agreement), other than for amounts due and owing to Mr. Wright by our company as of the date of termination, except for any awards under our 2013 equity incentive plan or 2018 stock option plan will be dealt with in accordance with the plan and award agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of March 31, 2019:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Richard A. Wright	Nil	Nil	Nil	N/A	N/A	Nil	N/A	Nil	N/A
David A. Guarino	Nil	Nil	Nil	N/A	N/A	Nil	N/A	Nil	N/A

Compensation of Directors

The particulars of compensation paid to our directors who are not named executive officers for the fiscal year ended March 31, 2019 are set out in the following director compensation table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Aaron Keay	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Bruce Leitch	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Brian Sudano(1)	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Note:
(1)	Brian Sudano was elected as a director of our company on September 14, 2018.

We have no formal plan for compensating our directors for their services in their capacity as directors. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on their behalf other than services ordinarily required of a director.

Transactions with Related Persons

Other than as disclosed below, there has been no transaction, since April 1, 2017, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds $122,693.67, being the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

(a)	any director, director nominee or executive officer of our company;

(b)	any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities;

(c)

any person who acquired control of our company when it was a shell company or any person that is part of a group, consisting of two or more persons that agreed to act together for the purpose of acquiring, holding, voting or disposing of our common stock, that acquired control of our company when it was a shell company; and

(d)	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

Grant of Series C Convertible Preferred Stock

On August 17, 2017, we issued 1,500,000 shares of our common stock to Steven P. Nickolas, a former stockholder who beneficially owned, directly or indirectly, more than 5% of a class of our voting securities and a former officer and director of our company, upon conversion of 1,500,000 shares of our Series C Preferred Stock held by Mr. Nickolas. The shares of our Series C Preferred Stock became convertible into shares of our common stock without the payment of any additional consideration by Mr. Nickolas and at the option of Mr. Nickolas because the termination of the employment agreement between our company and Mr. Nickolas was an event constituting a "Negotiated Trigger Event" as defined in the Certificate of Designation for our Series C Preferred Stock.

During the year ended March 31, 2018, we paid Steven P. Nickolas a salary of $3,072.

On October 31, 2017, our company and its subsidiaries entered into a Settlement Agreement and Mutual Release of Claims (the "Settlement Agreement") with Steven P. Nickolas, the Nickolas Family Trust, Water Engineering Solutions, LLC and Enhanced Beverages, LLC, companies and trust that are controlled or owned by Mr. Nickolas, (collectively, the "Nickolas Parties") and McDowell 78, LLC and Wright Investments Group, LLC, a company controlled or owned by Richard A. Wright, (collectively,"Wright/McDowell").

The Settlement Agreement provides, among other things, the following:

1.	Simultaneous with the full execution of the Settlement Agreement, we agreed to pay Mr. Nickolas $110,000 in one lump sum (paid);

2.

From the date of the Settlement Agreement, we agreed to waive the application of our Insider Trading Policy as to Mr. Nickolas, thereby removing any black-out periods for all future sales of our common stock by Mr. Nickolas;

3.	Within three business date of the full execution of the Settlement Agreement, we agreed to instruct our transfer agent to issue Mr. Nickolas 700,000 shares of our common stock (issued);

4.	Within 10 business days of the full execution of the Settlement Agreement, we agreed to issue Mr. Nickolas 300,000 shares of our Series D Preferred Stock (issued);

5.

In exchange for 700,000 shares of our common stock and 300,000 shares of our Series D Preferred Stock described above, Mr. Nickolas forfeited his 10,000,000 shares of our Series A Preferred Stock, to be cancelled for no further consideration;

6.

Upon the full execution of the Settlement Agreement, Mr. Nickolas and our company agreed to file the stipulations to dismiss the complaints and counterclaim filed by each of them with prejudice, with each side to bear its own costs and attorney's fees. In addition, our company and Wright/McDowell agreed that they will effectuate the dismissal of an arbitration proceeding against the Nickolas Parties with prejudice, with each side to bear its own attorneys' fees and costs;

7.	Mr. Nickolas surrendered all right, interest or claim to the shares of our common stock owned by WIN Investments, LLC and Lifewater Industries, LLC for no additional consideration;

8.

Mr. Nickolas acknowledged and agreed that the employment agreement between Mr. Nickolas and our company was terminated as of April 7, 2017 and no further amounts are owed to Mr. Nickolas under the employment agreement and we agreed to waive restrictive covenants set out in the employment agreement;

9.	We agreed to assume financial responsibility for the federal tax obligations in the total amount of $45,738.68 owed by Mr. Nickolas and certain outstanding invoice in the amount of $21,008.71;

10.

Mr. Nickolas acknowledged and agreed that 1,500,000 stock options with an exercise price of $0.52 issued to Mr. Nickolas on or about March 1, 2016 have expired and a total of 148,000 stock options issued to Mr. Nickolas before 2016 will automatically expire 90 days from October 6, 2017, the date Mr. Nickolas ceased being a director of our company (expired);

11.

We agreed that Mr. Nickolas will have access to a reasonable amount of Alkaline88 water, not to exceed 30 cases at the time of pickup at our facility, for his personal consumption only at no cost while Mr. Nickolas is a direct stockholder of our company and Mr. Nickolas will be limited to an average of 20 cases per month for his personal consumption; and

12.	The parties also agreed to mutual release of claims.

On November 8, 2017, we entered into an Exchange Agreement and Mutual Release of Claims (the "Exchange Agreement") with Richard A. Wright, our president, chief executive officer and director.

The Exchange Agreement provides, among other things, the following:

1.	Within five business days of the full execution of the Exchange Agreement, we agreed to instruct our transfer agent to issue Mr. Wright 700,000 shares of our common stock (issued on November 9, 2017);

2.	Within 10 business days of the full execution of the Exchange Agreement, we agreed to issue 300,000 shares of our Series D Preferred Stock (issued on November 9, 2017);

3.

In exchange for 700,000 shares of our common stock and 300,000 shares of our Series D Preferred Stock described above, Mr. Wright forfeited his 10,000,000 shares of our Series A Preferred Stock, to be cancelled for no further consideration; and

4.	The parties also agreed to mutual release of claims.

On November 8, 2017, Richard A. Wright and Sharon Wright, Mr. Wright's spouse, executed a Stock Option Forfeiture & General Release (the "Stock Option Forfeiture Agreement").

The Stock Option Forfeiture Agreement provides, among other things, the following:

1.

In exchange for, among other things, receipt of 200,000 shares of our Series D Preferred Stock (issued on November 9, 2017), Mr. Wright agreed that Mr. Wright's stock options to purchase 1,500,000 shares of our common stock at an exercise price of $0.52 per share were forfeited, terminated and otherwise cancelled as of November 8, 2017; and

2.	Mr. Wright also agreed to release of claims against our company.

On September 14, 2017, Wright Investment Group LLC, an entity controlled by Richard A. Wright advanced $200,000 to our company. On October 17, 2017, Wright Investment Group LLC advanced $400,000 to our company. On November 22, 2017, Wright Investment Group LLC advanced $400,000 to our company. The $1,000,000 in advances was repaid to Wright Investment Group, LLC on March 2, 2018.

Effective as of January 13, 2020, we issued 1,500,000 shares of our common stock to Richard A. Wright upon conversion of 1,500,000 shares of our Series C Preferred Stock without the payment of any additional consideration.

On February 14, 2018 and December 31, 2018, David A. Guarino, our chief financial officer, secretary, treasurer and director, entered into two separate guarantee agreements with CNH Specialty Finance in order for CNH Specialty Finance to agree to provide our company two separate $400,000 temporary order advances under the credit facility agreement. Under the guarantee agreements, Mr. Guarino personally, absolutely, and unconditionally, jointly and severally, guaranteed the prompt, complete and full payment of our obligations to repay each of the temporary order advances only, under the credit agreement, with CNH Specialty Finance.

On May 25, 2016, we entered into an agreement with BMC Strategic Associates ("BMCSA"), a division of Beverage Marketing Corporation, with regard to a possible strategic transaction "relationship" involving the Alkaline88 brand and all assets related to such brand. Brian Sudano, a director of our company, is Managing Partner of Beverage Marketing Corporation and BMC Strategic Associates. During the term of the agreement, BMCSA has the exclusive right to represent our company in the developing a strategic relationship (defined as any investment, joint venture, etc. involving the Alkaline88 brand and all assets related to such brand and a strategic party who is more than a mere financier). The agreement provides that if our company consummates a strategic relationship during the term of the agreement with any party, licensor, joint venture partner, etc., or within 18 months of the date of termination of the agreement, then we must pay BMCSA, at closing of such strategic relationship, a commission based upon the value of the strategic relationship as follows: 5% for the first $2 million, 4% for next $2 million, 3% for next $2 million, 2% for next $2 million and 1% of the total amount above $8 million, provided however, in no event will the commission be less than $500,000. We agreed to reimburse BMCSA on a monthly basis for all reasonable out-of-pocket expenses incurred by BMCSA in connection with the performance of services provided under the agreement. The agreement continues in force until terminated by either party in writing upon at least 30 days' written notice. Since April 1, 2017, we paid BMCSA an aggregate of $25,145 in consideration of the consulting services provided by BMCSA under the agreement.

Effective April 28, 2017, we granted 350,000 stock options to Aaron Keay, a director of our company. These stock options are exercisable at the exercise price of $1.29 per share for a period of ten years from the date of grant and vest as follows: (i) 87,500 upon the date of grant; and (ii) 87,500 on each anniversary date of grant.

Effective April 28, 2017, we granted 100,000 stock options to Bruce Leitch, a director of our company. These stock options are exercisable at the exercise price of $1.29 per share for a period of ten years from the date of grant and vest as follows: (i) 25,000 upon the date of grant; and (ii) 25,000 on each anniversary date of grant.

On May 1, 2019, we appointed Ronald DaVella as our Executive Vice President of Finance. On April 25, 2019, we entered into an employment agreement with Ronald DaVella pursuant to which Mr. DaVella agreed to act as our Executive Vice President of Finance and to perform such duties as are regularly and customarily performed by the executive vice president of finance of a corporation, and any other duties consistent with Mr. Da Vella's position in our company. Pursuant to the terms of the employment agreement we agreed to: (i) pay Mr. DaVella $14,000 per month or such other amount as may be determined by our board of directors from time to time, (ii) pay a monthly car allowance of $800, and (iii) pay a monthly cell phone allowance of $150.

In addition, we agreed to grant Mr. DaVella (i) 75,000 shares of restricted common stock, with 50,000 shares vesting on the six month anniversary of the effective date of his employment agreement and 25,000 shares vesting on the one year anniversary of the effective date of his employment agreement and (ii) 200,000 stock options vesting over three years, with one-third vesting on each yearly anniversary date of his employment agreement.

In addition, Mr. DaVella was entitled to participate in all of our employee benefit plans provided by our company to our senior officers. If we did not provide such plans at any time, we agreed to reimburse Mr. DaVella for the reasonable cost of any such plans obtained privately. We also agreed to reimburse Mr. DaVella for any expenses that he incurred in connection with his duties under his employment agreement.

Effective as of January 1, 2020, Mr. DaVella resigned as our Executive Vice President of Finance. In addition, effective as of January 1, 2020, we entered into a separation agreement & release of all claims with Mr. DaVella, pursuant to which the parties agreed that Mr. Davella's employment with Alkaline 88, LLC ended effective January 1, 2020 and the employment agreement dated April 25, 2019 between Mr. DaVella and The Alkaline Water Company Inc. is terminated effective January 1, 2020. Pursuant to the separation agreement & release of all claims, we agreed to pay Mr. Davella five full months of severance at his then compensation level of $14,000 monthly plus $950 per month for auto and cell phone allowance, less all applicable deductions and withholdings. We also agreed to maintain Mr. Davella and his family on our corporate health plan until June 30, 2020 at our sole cost and expense. In addition, upon the stockholder approval of our equity incentive plan but in no event later than March 31, 2020, we agreed to issue Mr. Davella 50,000 shares of our common stock.

Compensation for Named Executive Officers, Directors and Nominees

For information regarding compensation for our named executive officers and directors, see "Executive Compensation".

Proposal 2
Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Stockholder ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm is required by the policies of the TSX Venture Exchange. If the stockholders fail to ratify the appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Prager Metis CPAs, LLC are not expected to be present at the annual meeting. However, we will provide contact information for Prager Metis CPAs, LLC to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Our board of directors recommends that you vote FOR the ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We were notified that AMC Auditing, LLC, our former independent registered public accounting firm, was acquired by Prager Metis CPAs, LLC, and that all of the employees of AMC Auditing, LLC were joining Prager Metis CPAs, LLC.

As a result, effective as of April 25, 2019, AMC Auditing, LLC resigned as our independent registered public accounting firm. Concurrent with such resignation, we engaged Prager Metis CPAs, LLC to serve as our independent registered public accounting firm effective April 25, 2019. The change of our independent registered public accounting firm from AMC Auditing, LLC to Prager Metis CPAs, LLC was approved by our board of directors.

The report of AMC Auditing, LLC on our financial statements as of and for the fiscal years ended March 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years ended March 31, 2018 and 2017 and in the subsequent interim period through the date of resignation of AMC Auditing, LLC, there were no disagreements, resolved or not, between our company and AMC Auditing, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AMC Auditing, LLC, would have caused AMC Auditing, LLC to make reference to the subject matter of such disagreements in connection with its report on our financial statements for such years.

During our two most recent fiscal years ended March 31, 2018 and 2017 and in the subsequent interim period through the date of resignation of AMC Auditing, LLC, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During our two most recent fiscal years ended March 31, 2018 and 2017 and in the subsequent interim period through the date of appointment of Prager Metis CPAs, LLC, we did not consult with Prager Metis CPAs, LLC on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and Prager Metis CPAs, LLC did not provide either a written report or oral advice to us that Prager Metis CPAs, LLC concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Our Independent Registered Public Accounting Firms

The following table sets forth the fees billed to our company for the years ended March 31, 2019 and 2018 for professional services rendered by AMC Auditing, LLC:

Fees	2019	2018
Audit Fees	$-	$40,000
Audit Related Fees	-	-
Tax Fees	-	-
Other Fees	31,000	22,500

Other fees for the year ended March 31, 2019 were for quarterly reviews, consents for registration statements and comfort letters. Other fees for the year ended March 31, 2018 were for quarterly reviews.

The following table sets forth the fees billed to our company for the year ended March 31, 2019 for professional services rendered by Prager Metis CPAs, LLC:

Fees	2019
Audit Fees	$95,000
Audit Related Fees	-
Tax Fees	-
Other Fees	-

Pre-Approval Policies and Procedures

Our audit committee reviews and pre-approves all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our board of directors (prior to the establishment of our audit committee) and our audit committee (subsequent to the establishment of our audit committee) before the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Prager Metis CPAs, LLC and by AMC Auditing, LLC and believes that the provision of services for activities unrelated to the audit is compatible with maintaining its independence.

Our board of directors recommends that you vote FOR the ratification of the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm.

Proposal 3
Approval of 2020 Equity Incentive Plan

Our board of directors is asking our stockholders to approve our 2020 equity incentive plan.

On February 28, 2020, our board of directors adopted the 2020 equity incentive plan, pursuant to which we may grant stock options to acquire up to a maximum of 9,000,000 shares of our common stock and non-stock option awards to acquire up to a maximum of 1,650,000 shares of our common stock.

The number of shares of our common stock available for stock options and non-stock option awards exceeds the maximum number allowed by the TSX Venture Exchange, which is 20% of the issued and outstanding shares of our common stock. If the proposal to delist our common stock from the TSX Venture Exchange is not approved by our stockholders or our board of directors decides not to proceed with the delisting, our board of directors intends to amend the plan to reduce the number of shares of our common stock available for stock options and non-stock option awards to comply with the policies of the TSX Venture Exchange.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of our 2019 equity incentive plan.

Our board of directors recommends that you vote FOR the approval of our 2020 equity incentive plan.

Description of Our 2020 Equity Incentive Plan

The following is a summary of the material features of our 2020 equity incentive plan. The full text of our 2020 equity incentive plan is attached to this proxy statement as Schedule "A".

Purpose

The purpose of our 2020 equity incentive plan is to: (i) enable our company and any affiliate of our company to attract and retain the types of employees, consultants, directors and such other persons as the plan administrator may select who will contribute to our company's long range success; (ii) provide incentives that align the interests of employees, consultants, directors and such other persons as the plan administrator may select with those of our company's stockholders; and (iii) promote the success of our company's business.

Administration

The plan administrator, which is currently our board of directors, administers our 2020 equity incentive plan. The plan administrator has sole authority, in its absolute discretion, to (i) construe and interpret the plan; (ii) grant stock options and non-stock option awards (each, an "award") under the plan; (iii) determine the individuals to whom awards will be granted under the plan and whether an option is an incentive stock option or a non-qualified stock option; (iv) determine the number of shares of our common stock subject to award, the terms and conditions of each award, including the exercise price, medium of payment and vesting provisions, and to specify the provisions of the agreement with respect thereto.

Eligibility

Employees of our company or subsidiary who are subject to tax in the United States are eligible to receive incentive stock options. Subject to applicable laws, employees, consultants and directors of our company or subsidiary and such other persons as the plan administrator selects are eligible to receive awards that are not incentive stock options. As of February 28, 2020, there are approximately 20 persons eligible to receive awards.

While our common stock is listed on the TSX Venture Exchange, an award recipient must either be a Director, Employee or Consultant (as defined by the policies of the TSX Venture Exchange) of our company or a subsidiary of our company at the time of grant of the award, except as otherwise provided by the policies of the TSX Venture Exchange and, for awards granted to Employees, Consultants or Management Company Employees (as defined by the policies of the TSX Venture Exchange), we must ensure that the award recipient is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

While our common stock is listed on the TSX Venture Exchange, except in relation to Consultant Companies (as defined by the policies of the TSX Venture Exchange), the awards may be granted only to an individual or to a company that is wholly owned by individual eligible for a grant of an award.

Shares Subject to Our 2020 Equity Incentive Plan

Under the plan, the plan administrator is authorized to grant stock options to acquire up to a total of 9,000,000 shares of our company's common stock and non-stock option awards to acquire up to a maximum of 1,650,000 shares of our company's common stock.

The number of shares of our common stock available for awards exceeds the maximum number allowed by the TSX Venture Exchange, which is 20% of the issued and outstanding shares of our common stock. If the proposal to delist our common stock from the TSX Venture Exchange is not approved by our stockholders or our board of directors decides not to proceed with the delisting, our board of directors intends to amend the plan to reduce the number of shares of our common stock available for awards to comply with the policies of the TSX Venture Exchange.

Number of Stock Options

While our common stock is listed on the TSX Venture Exchange, the maximum number shares of our common stock subject to a stock option to a holder who is a Consultant (as defined by the policies of the TSX Venture Exchange) is limited to an amount equal to 2% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period.

While our common stock is listed on the TSX Venture Exchange, the number of stock options granted to all persons in aggregate who are employed to perform Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) is limited to an amount equal to 2% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period, provided that such stock options vest in stages over a 12 month period with no more than 1/4 of the stock options vesting in any 3 month period.

Type of Awards

Under the plan, either stock options or non-stock option awards may be granted. Incentive stock options are stock options that qualify for certain favorable tax treatment under the U.S. tax laws. Non-qualified stock options are stock options that are not incentive stock options. The aggregate fair market value on the date of grant of our common stock with respect to which incentive stock options are exercisable for the first time by an optionee subject to tax in the United States during any calendar year must not exceed $100,000, or such other limit as may be prescribed by the Internal Revenue Code.

Non-stock option awards means a right granted to an award recipient under the plan, which may include the grant of stock appreciation rights, restricted awards, performance compensation awards or other equity-based awards.

A stock appreciation right is a right to receive, upon exercise, an amount payable in cash or shares of our common stock equal to the number of shares subject to the stock appreciation right that is being exercised multiplied by the excess of (i) the fair market value of one share on the date the award is exercised, over (ii) the exercise price specified in the stock appreciation right award agreement. Stock appreciation rights may be granted alone (a "free standing right"), or in tandem with an option.

A restricted award is an award of actual shares ("restricted stock") or hypothetical share units ("restricted stock units") having a value equal to the fair market value of an identical number of shares, which may, but need not, provide that such restricted award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the plan administrator determines. The plan administrator may also grant restricted stock units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award Agreement ("deferred stock units") Each restricted award is subject to the conditions set forth in the plan and to such other conditions not inconsistent with the plan as may be determined by the plan administrator and set out in the award agreement. The holder of restricted stock generally has the rights and privileges of a stockholder as to such restricted stock, including the right to vote and the right to receive dividends, provided that, any dividends must be withheld by us for the holder's account until the restrictions are released. A holder of restricted stock units or deferred stock units has no voting rights. At the discretion of the plan administrator, each restricted stock unit or deferred stock unit may be credited with cash and stock dividend equivalents paid by us in respect of one share.

The plan administrator has the authority, at the time of grant of any award (other than options and stock appreciation rights), to designate such award as a performance compensation award in order to qualify such award as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. The plan administrator may establish criteria and objectives formulas for the achievement of goals ("performance goals"), and set periods of time (a "performance period") over which the attainment of one or more performance goals will be measured. The plan administrator must designate within the first 90 days of a performance period, which individuals will be eligible to receive performance compensation awards for the attainment of performance goals in respect of such performance period. Following completion of a performance period, the plan administrator must review and certify whether, and to what extent, the performance goals for the performance period have been achieved, and performance compensation awards must be paid to the recipient as soon as practicable following such certification.

The plan administrator may grant other equity-based awards, either alone or in tandem with other awards, in such amounts and subject to such conditions as the plan administrator may determine in its sole discretion.

Award Price

The per share exercise price for an incentive stock option must not be less than the fair market value per share of our common stock on the date of grant. With respect to incentive stock options granted to a greater-than-ten percent stockholder of our company, the exercise price per share must not be less than 110% of the fair market value per share of our common stock on the date of grant. With respect to non-qualified stock options, the exercise price per share must be determined by the plan administrator at the time the stock option is granted.

While our common stock is listed on the TSX Venture Exchange, the exercise price of the shares of our common stock covered by each stock option must be determined by the plan administrator and the exercise price must not be less than the price permitted by the TSX Venture Exchange or other regulatory body having jurisdiction. We must not grant stock options or establish a minimum exercise price for stock options unless and until the stock options have been allocated to a particular person or persons.

While our common stock is listed on the TSX Venture Exchange, the exercise price of a stock option must be paid in cash.

The exercise price of a free standing right will be determined by the plan administrator, but will not be less than 100% of the greater of: (i) the fair market value of the shares underlying the free standing right on the date of grant, and (ii) the fair market value of the shares underlying the free standing right on the trading date immediately preceding the date of grant. A related right granted simultaneously with, or subsequent to, the grant of an option and in conjunction therewith or in the alternative thereto, will have the same exercise price as the related option, will be transferable only upon the same terms and conditions as the related option, and will be exercisable only to the same extent as the related option. However, a stock appreciation right, by its terms, will be exercisable only when the fair market value per share subject to the stock appreciation right and related option exceeds the exercise price per share thereof and no stock appreciation rights may be granted in tandem with an option unless the plan administrator determines that the applicable requirements of the plan are satisfied.

On February 28, 2020, the closing price of our common stock as reported by the Nasdaq Capital Market was US$0.91 per share and the closing price of our common stock as reported by the TSX Venture Exchange was CDN$1.18.

Duration of Stock Options and Stock Appreciation Rights

The expiration date of a stock option or stock appreciation right must not be later than 10 years from the date of grant; provided that the expiration date of any incentive stock option granted to a greater-than-ten percent stockholder of our company must not be later than five years from the date of grant.

Vesting Schedule

The vesting schedule for each award must be specified by the plan administrator at the time of grant prior to the provision of services with respect to which such award is granted. If no vesting schedule is specified at the time of grant by the plan administrator or in our 2020 equity incentive plan, the award vests immediately.

The plan administrator may accelerate the vesting of one or more outstanding awards.

Term of Stock Option

Stock options that have vested but have not been exercised terminate upon the occurrence of the first of the following events, except as provided for in a stock option agreement: (i) the expiration of the option; (ii) the date of an optionee's termination of employment or contractual relationship with our company for cause; (iii) the expiration of three months from the date of an optionee's termination of employment or contractual relationship for any reason other than for cause, death or certain disability; and (iv) the expiration of one year from termination of an optionee's employment or contractual relationship by reason of death or certain disability, provided, however, that while our common stock is listed on the TSX Venture Exchange, stock options granted to optionees engaged in Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) on behalf of our company expire 30 days after such optionees cease to perform such Investor Relations Activities for our company. Stock options that have not vested terminate immediately upon the optionee's resignation from or our termination of employment or contractual relationship with our company for any reason whatsoever, including death or disability.

Transfer of Stock Options and Restricted Awards

The stock options granted under the plan may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution, and will not be subject to execution, attachment or similar process, provided, however, that subject to applicable laws, the optionee's heirs or administrators may exercise any portion of the outstanding vested stock options within one year of the optionee's death. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option contrary to the provisions of the plan, or upon the sale, levy or any attachment or similar process contrary to the rights and privileges conferred by the plan, such stock option will terminate and become null and void.

The restricted awards granted under the plan are subject to the terms of the applicable award agreement, which may, but need not, include that the restricted award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the plan administrator determines.

Securities Regulation and Tax Withholding

Stock options will not be granted and shares of our common stock will not be issued with respect to stock options unless the grant of such stock options, the exercise of such stock options and the issuance and delivery of such shares comply with all applicable laws. The optionee must pay to us promptly upon exercise of a stock option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes resulting upon exercise of a stock option or from a transfer or other disposition of shares of our common stock acquired upon exercise of a stock option or otherwise related to a stock option or shares of our common stock acquired in connection with a stock option.

Certain Corporate Transactions

If we are involved in a merger, consolidation, acquisition of property, reorganization, or liquidation, or we declare a dividend payable in, or subdivided, reclassify, reorganize, or combine our common stock, the plan administrator will, with respect to each outstanding stock option, proportionately adjust the number of shares of our common stock subject to such stock option and/or the exercise price per share so as to preserve the rights of the optionee substantially proportionate to the rights of the optionee prior to such event. Also to the extent such action includes an increase or decrease in the number of shares of our common stock, the number of shares available under the plan and the exercise price for such stock option will automatically be increased or decreased proportionately.

For greater certainty, the exercise price for any stock options and the number of shares of our common stock deliverable upon the exercise of the stock options will be subject to adjustment in the case of any capital reorganization or of any reclassification of the capital of our company, or in the case of the consolidation, merger or amalgamation of our company with or into any other company, each stock option will, after such event, confer the right to purchase the number of shares of our common stock or other securities of our company (or of the company resulting from such event) which the optionee would have been entitled to upon such event if the optionee had been a stockholder of our company at the time of such event.

Term of the Plan

The plan administrator may grant incentive stock options on or after the date on which the plan is adopted through the day immediately preceding the 10th anniversary of the date the plan is adopted. The plan administrator may grant non-qualified stock options on or after the date the plan is adopted and until the plan is terminated by our board of directors.

Stockholder Approval

While our common stock is listed on the TSX Venture Exchange, unless disinterested stockholder approval is obtained, under no circumstances will the plan, together with all of our other previously established and outstanding stock option plans or grants, result in:

(i)  the aggregate number of shares of our common stock reserved for issuance under awards granted to insiders (as a group) at any point in time exceeding 10% of the issued shares of our common stock;

(ii)  the grant to insiders (as a group), within a 12 month period, of an aggregate number of stock option awards exceeding 10% of the issued shares of our common stock, calculated at the date a stock option award is granted to any insider;

(iii)  the grant to insiders (as a group), within a 12 month period, of an aggregate number of non-stock option awards exceeding 10% of the issued shares of our common stock, calculated at the date a non-stock option award is granted to any insider;

(iv)  the aggregate number of stock options granted to any one award recipient (and companies wholly owned by that optionee) within a 12 month period exceeding 5% of the issued shares of our common stock, calculated on the date a stock option is granted to the award recipient;

(v)  the aggregate number of shares of our common stock subject to non-stock option awards granted to any one award recipient within a 12 month period exceeding 1% of the issued shares of our common stock, calculated on the date a non-stock option award is granted to the award recipient;

(vi)  the aggregate number of shares of our common stock subject to awards granted to any one award recipient who is a Consultant (as defined by the policies of the TSX Venture Exchange) within a 12 month period exceeding 2% of the issued shares of our common stock, calculated on the date an award is granted to the award recipient; or

(vii)  the aggregate number of shares of our common stock subject to awards granted to all award recipients (as a group) who are employed to perform Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) within a 12 month period exceeding 2% of the issued shares of our common stock, calculated on the date an award is granted to the award recipient.

While our common stock is listed on the TSX Venture Exchange, we must obtain disinterested stockholder approval for any amendment to stock options held by insiders that would have the effect of decreasing the exercise price of the stock options.

Amendment and Termination

The plan will terminate automatically on February 28, 2030. No award will be granted pursuant to the plan after such date, but awards granted before then may extend beyond that date. The plan administrator may suspend or terminate the plan at any earlier date in accordance with the terms of the plan. No awards may be granted under the plan while the plan is suspended or after it is terminated. Unless we determine to submit the section of the plan which sets out the plan's treatment of performance compensation awards and the definition of "Performance Goal" and "Performance Criteria" to the stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the plan was last approved by stockholders (or any earlier meeting designated by our board of directors), in accordance with the requirements of Section 162(m) of the Internal Revenue Code, and such stockholder approval is obtained, then no further performance compensation awards will be made to covered employees under the section of the plan which sets out the plan's treatment of performance compensation awards after the date of such annual meeting, but the plan may continue in effect for awards to award recipients not in accordance with Section 162(m) of the Internal Revenue Code.

The plan administrator may, subject to applicable laws, at any time modify or amend stock options granted under the plan, provided, however, that (i) no amendment with respect to an outstanding stock option which has the effect of reducing the benefits afforded to the optionee must be made over the objection of such optionee; (ii) the events triggering acceleration of vesting of outstanding stock options may be modified, expanded, or eliminated without the consent of the optionees; and (iii) the plan administrator may not increase the number of shares available for issuance on the exercise of incentive stock options without stockholder approval.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of our 2020 equity incentive plan under the provisions of U.S. federal income tax laws currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax laws are subject to change at any time, possibly with retroactive effect. This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular participant and should not be so construed. The tax consequences to any particular participant will vary according to the status of that participant as an individual, trust, corporation or member of a partnership, the jurisdictions in which that participant is subject to taxation and, generally, according to that participant's particular circumstances. Each participant should consult his or her own tax advisor with respect to the income tax consequences applicable to such participant's own particular circumstances.

This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular holder of shares of our stock and should not be so construed. The tax consequences to any particular holder of shares of our stock will vary according to the status of that holder as an individual, trust, corporation or member of a partnership, the jurisdictions in which that holder is subject to taxation and, generally, according to that holder's particular circumstances. Each holder should consult the holder's own tax advisor with respect to the income tax consequences applicable to the holder's own particular circumstances.

Non-Qualified Stock Options

A non-statutory or non-qualified stock option is a stock option that does not meet the requirements of sections 421 through 422 of the Internal Revenue Code. A non-qualified stock option will be taxed in the hands of the optionee at the time of exercise. The optionee will recognize ordinary income for United States tax purposes in the amount of the fair market value (less whatever the optionee paid for the option) in the year of exercise. The optionee may recognize a capital gain or loss when the underlying shares of our common stock are sold. In calculating the gain or loss, the optionee's cost basis for the shares of our common stock will be the fair market value of the stock option when exercised.

Qualified Stock Options

The Internal Revenue Code provides special tax treatment for qualified stock options meeting the requirements of section 422 of the Internal Revenue Code, commonly called "incentive stock options".

If the stock option qualifies as an incentive stock option, the optionee will have no regular federal income tax liability upon its grant or upon its exercise. However, the excess, if any, of the fair market value of the underlying shares of our common stock on the date of exercise over their aggregate exercise price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the optionee to alternative minimum tax in the year of exercise.

Once the optionee exercises an incentive stock option, he or she must hold the underlying shares of our common stock for at least two years from the date the stock option was granted or at least one year from the date the stock option was exercised, whichever is later. If the shares of our common stock are sold after the hold period, any gain (or loss) will be taxed as a capital gain (or loss). On the other hand, if any of the shares of our common stock are sold during the hold period, any gain on the shares of our common stock that are sold will be taxed as ordinary income. Note that the balance of the shares of our common stock will continue to qualify for capital gains treatment if it is held until the expiration of the hold period.

Under section 422 of the Internal Revenue Code, incentive stock options must meet the following requirements:

(a) incentive stock options can entitle the employee to purchase shares of the employer corporation, its parent or its subsidiary, but not of a sister corporation of the employer corporation;

(b) incentive stock options can only be granted to an employee who, at the time of grant, does not own shares having more than 10 percent of the total combined voting power of all classes of stock of the employer corporation, its parent or any subsidiary; provided that this limitation will not apply if, at the time of the grant, the exercise price is at least 110 percent of the fair market value of the underlying stock, and the stock option is by its terms not exercisable for a period of more than five years from the date on which it is granted;

(c) generally, the exercise price of incentive stock options must be payable in cash, although this requirement is relaxed if the incentive stock option meets all of the requirements of section 422(b) of the Internal Revenue Code (thus making it possible for the optionee to pay the exercise price by, for example, surrendering stock of the issuer or transferring to the issuer other property);

(d) incentive stock options must be granted under a plan adopted by the corporation;

(e) the plan must be approved by the stockholders within 12 months before or after the date on which the plan is adopted;

(f) the plan must set out the total number of shares that may be issued thereunder as well as the employees (or class of employees) who may receive the stock options;

(g) the incentive stock options must be granted and exercised within 10 years from the date the plan is adopted or approved, whichever is earlier;

(h) the stock option price must not be less than the fair market value of the stock at the time the stock option is granted;

(i) incentive stock options must not be transferable except in the event of death; and

(j) incentive stock options cease to qualify as such three months after the optionee ceases to be an employee, except where the optionee is disabled within the meaning of section 22(e)(3) of the Internal Revenue Code, in which case the three-month period is extended to one year.

In addition, the aggregate fair market value of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (granted under the plan and all other plans of the company, its parent or any subsidiary) must not exceed $100,000. Any portion of a stock option which exceeds this limit is treated as a non-qualified stock option.

Stock Appreciation Rights

Generally, the recipient of stock appreciation rights will not recognize any taxable income at the time the stock appreciation rights are granted.

With respect to stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

In general, there will be no federal income tax deduction allowed to the company upon the grant or termination of stock appreciation rights. Upon the exercise of a stock appreciation right, however, the company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Restricted Stock

The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. Our company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as our company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. Our company does not receive a tax deduction for any such gain. Recipients of restricted stock may make an election under Section 83(b) of the Internal Revenue Code to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) election must be made within thirty days from the time the restricted stock is issued.

Other Stock Awards

Other stock awards may be granted as determined by the plan administrator. Such stock awards may be subject to forfeiture under conditions imposed by the plan administrator. Recipients of stock awards will realize ordinary income at the time of receipt of a stock award or, if such award is subject to forfeiture, upon the lapse of any such forfeiture provisions. The ordinary income realized by the recipient will be equal to the fair market value of the shares less the amount, if any, paid in connection with the issuance (the board of directors or the committee can require the payment of par value at the time of the grant). Our company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as our company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount. The holder will have a basis in the shares acquired equal to any amount paid on receipt plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sales proceeds minus its basis in the shares..

Stock Option Grants

As of February 28, 2020, the following persons or group of persons held the following number of stock options of our company.

Group	Number of Shares of Our Common Stock Subject to Stock Options
Richard A. Wright President, Chief Executive Officer, Vice-President, Chief Operating Officer, Director	Nil
David A. Guarino Chief Financial Officer, Secretary, Treasurer and Director	Nil
Aaron Keay Director	350,000
Bruce Leitch Director	100,000
All current executive officers as a group (2 persons)	Nil
All current directors who are not executive officers as a group (3)	450,000
The following individual received 5% or more of the total stock options granted to date (other than Richard A. Wright): Frank Chessman	514,800
All employees, excluding executive officers, as a group	946,900

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of March 31, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2013 Equity Incentive Plan)(1)(2)	2,272,900	$0.92	Nil
Equity compensation plans approved by security holders (2018 Stock Option Plan)(3)	Nil	N/A	2,737,612(4)
Equity compensation plans not approved by security holders	Nil	N/A	Nil
Total	2,272,900	$0.92	2,737,612

(1) Effective October 7, 2013, our board of directors adopted and approved our 2013 equity incentive plan. The plan was approved by a majority of our stockholders on October 7, 2013. On October 31, 2014, our board of directors amended our 2013 equity incentive plan to, among other things, increase the number of shares of stock of our company available for the grant of awards under the plan from 20,000,000 shares to 35,000,000 shares. The purpose of the plan is to (a) enable our company and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our company's long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of our company; and (c) promote the success of our company's business. Effective as of December 30, 2015, we effected a 50-for-1 reverse stock split of our authorized and issued and outstanding shares of common stock which decreased the number of shares of stock of our company available for the grant of awards under the plan from 35,000,000 shares to 700,000 shares. Effective as of January 20, 2016, our board of directors amended the plan to increase the number of shares of stock of our company available for the grant of awards under the plan from 700,000 to 7,700,000. The plan enabled us to grant awards of a maximum of 7,700,000 shares of our stock and awards that may be granted under the plan included incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards and performance compensation awards.

(2)  Our 2013 equity incentive plan has been suspended in connection with our application to list our common stock on the TSX Venture Exchange, but the suspension does not affect any awards, including any stock options, already granted under the plan.

(3) Effective April 25, 2018, our board of directors adopted and approved our 2018 stock option plan. The plan was approved by a majority of our stockholders on September 14, 2018. The purpose of our 2018 stock option plan is to retain the services of valued key employees and consultants of our company and such other persons as the plan administrator selected, and to encourage such persons to acquire a greater proprietary interest in our company, thereby strengthening their incentive to achieve the objectives of our stockholders, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the plan administrator.

(4) Our 2018 stock option plan permits the grant of up to an aggregate of 5,171,612 stock options (including all outstanding stock options granted under our 2013 equity incentive plan).

Proposal 4
Approval of the Delisting of Our Common Stock from the TSX Venture Exchange

We have determined that, in order to provide increased flexibility for our company, it may be desirable to delist our common stock from the TSX Venture Exchange. At this time, we have not determined that we will proceed to delist our common stock from the TSXV Venture Exchange if this proposal is approved by our stockholders, however our board of directors has determined that having the option available is desirable to provide flexibility in allowing us to pursue strategic objectives.

The TSX Venture Exchange policy on delisting an issuer's shares from that exchange requires that majority of the minority approval of stockholders be obtained. This means that shares held by promoters, directors, officers and insiders (as contemplated in the policies of the TSX Venture Exchange) must be excluded from voting on the proposal to delist our common stock from the TSX Venture Exchange, and that accordingly the shares held by Richard A. Wright and David A. Guarino will be excluded from voting on this proposal.

If the proposal to delist our common stock from the TSX Venture Exchange is approved by a majority of the minority of our stockholders, the decision to proceed with the delisting of our common stock from the TSX Venture Exchange will be at the sole discretion of our board of directors.

Our board of directors recommends that you vote FOR the approval of the delisting of our common stock from the TSX Venture Exchange.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than the election of directors and the approval of our 2020 equity incentive plan.

"Householding" of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra convenience for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of the proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request "householding" of their communications should contact their brokers.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than October 31, 2020. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year's annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to The Alkaline Water Company Inc., 14646 N. Kierland Blvd., Suite 255, Scottsdale, AZ  85254, Attention: David A. Guarino.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission's website at www.sec.gov.

Other Matters

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the person named on the proxy to vote the shares represented by the proxy on such matters in accordance with his judgment.

By Order of the Board of Directors

/s/ Richard A. Wright

Richard A. Wright

President and Chief Executive Officer

February 28, 2020

SCHEDULE "A"

THE ALKALINE WATER COMPANY INC.
(the "Company")

2020 EQUITY INCENTIVE PLAN

1. Purpose

1.1 Purpose. The purpose of this 2020 Equity Incentive Plan (this "Plan") is to: (a) enable the Company and any Affiliate to attract and retain the types of Employees, Consultants, Directors and such other Persons as the Committee may select who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants, Directors and such other Persons as the Committee may select with those of the Shareholders; and (c) promote the success of the Company's business.

2. Eligibility

2.1 Eligible Award Recipients. The Persons eligible to receive Awards are, subject to any Applicable Laws, (a) the Employees, Consultants and Directors of the Company and its Affiliates, (b) such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards and (c) such other Persons as the Committee may select.

2.2 While the Common Stock is listed on the TSXV, a Participant must be a Director, Employee or Consultant (as defined by the policies of the TSXV) of the Company or a subsidiary of the Company at the time of grant of the Awards, except as otherwise provided by the policies of the TSXV and, for Awards granted to Employees, Consultants or Management Company Employees (as defined by the policies of the TSXV), the Company will ensure that the Participant is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

2.3 While the Common Stock is listed on the TSXV, except in relation to Consultant Companies (as defined by the policies of the TSXV), the Awards may be granted only to an individual or to a company that is wholly owned by individual eligible for a grant of an Award.

3. Definitions

3.1 For the purposes of this Plan, the following terms shall have the following meanings, unless the context indicates otherwise:

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

"Applicable Laws" means the requirements related to, or implicated by, the administration of this Plan under applicable state corporate laws, United States federal and state securities laws, the Code, the rules or policies of any stock exchange or quotation system on which the Common Stock is then listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted.

"Award" means any right granted to a Participant under this Plan, which may include the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Awards, Performance Compensation Awards or Other Equity-Based Awards.

"Award Agreement" means a written agreement, contract, certificate or other document evidencing the terms and conditions of an individual Award granted under this Plan, which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of this Plan.

"Beneficial Owner" has the meaning ascribed thereto in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that, in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.

"Board" means the board of directors of the Company, as constituted at an applicable time.

"Cause" means:

(a) with respect to any Employee or Consultant:

(i) if the Employee or Consultant is a party to an employment or service agreement with the Company or any Affiliate and such agreement provides for a definition of "cause" or other similar term, the definition contained therein, or

(ii) if no such agreement exists, or if such agreement does not define "cause" or other similar term: (A) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (B) conduct that results in, or is reasonably likely to result in, harm to the reputation or business of the Company or any Affiliate, (C) gross negligence or willful misconduct with respect to the Company or an Affiliate, or (D) material violation of any applicable securities laws;

(b) with respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(i) malfeasance in office with respect to the Company or an Affiliate,

(ii) gross misconduct or neglect with respect to the Company or an Affiliate,

(iii) any false or fraudulent misrepresentation that has induced the Company or any Shareholder to elect or appoint the Director,

(iv) wilful conversion of funds of the Company or an Affiliate, or

(v) repeated failure to participate in Board meetings on a regular basis, despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control" means:

(a) the direct or indirect sale, transfer, conveyance or other disposition (other than in a transaction contemplated by subsection (e)), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not an Affiliate;

(b) the Incumbent Directors ceasing for any reason to constitute at least a majority of the Board;

(c) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) the acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Common Stock"); or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (C) any acquisition which complies with clauses (i), (ii) and (iii) of subsection (e) of this definition, or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) the consummation of a reorganization, merger, consolidation, statutory share exchange, business combination or similar form of corporate transaction involving the Company that requires the approval of the Shareholders, whether for such transaction or the issuance of securities in connection with such transaction (in any case, a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

"Code" means the Internal Revenue Code, as it may be amended from time to time, and any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means the Board or a committee of the Board appointed by the Board to administer this Plan in accordance with Section 4.3 and Section 4.4.

"Common Stock" means the common stock, $0.001 par value per share, of the Company or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" means The Alkaline Water Company Inc., a Nevada corporation, and any successor thereto.

"Consultant" means any individual who performs bona fide services to the Company or an Affiliate, other than as an Employee or Director.

"Continuous Service" means that a Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. A Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which such Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director, or a change in the entity for which such Participant renders such service, provided that there is no interruption or termination of such Participant's Continuous Service; and provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

"Covered Employee" has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by the Internal Revenue Service.

"Deferred Stock Units (DSUs) "  has the meaning set forth in Section 8.2(b)(ii).

"Director" means a member of the Board or of the board of directors of any Affiliate.

"Disability" means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, that for the purposes of determining the term of an Incentive Stock Option pursuant to Section 7.1(i), "Disability" shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether a Participant has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining whether a Participant has a Disability for purposes of the term of an Incentive Stock Option pursuant to Section 7.1(i) hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 15.11.

"Effective Date" shall mean the date as of which this Plan is adopted by the Board.

"Employee" means any individual, including any Officer or Director, employed by the Company or an Affiliate; provided, that, for the purposes of determining eligibility to receive Incentive Stock Options, "Employee" shall mean an employee of the Company or an Affiliate within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee to a Participant by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or such Affiliate.

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date: (a) if the Shares are listed or quoted on any established stock exchange or public market, including the New York Stock Exchange, the Nasdaq Stock Market, the OTCQB, the OTCQX, the TSX Venture Exchange or the Canadian Securities Exchange, the closing price per Share (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or public market on the day of determination, as reported in such source as the Committee deems reliable, multiplied by the number of Shares underlying the applicable Award; or (b) if the Shares are not listed or quoted on any established stock exchange or public market, such value as is determined in good faith by the Committee in its sole discretion, which determination shall be conclusive and binding on all Persons.

"Free Standing Rights" has the meaning set forth in Section 8.1(a).

"Good Reason" means, unless the applicable Award Agreement states otherwise:

(a) if an Employee or Consultant is a party to an employment or service agreement with the Company or an Affiliate and such agreement provides for a definition of "good reason" or other similar term, the definition contained therein; or

(b) if no such agreement exists or if such agreement does not define "good reason", the occurrence of one or more of the following without the Participant's express written consent, if such circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within 90 days of the Participant's knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure, (ii) a material reduction in the Participant's base salary or bonus opportunity, or (iii) a geographical relocation of the Participant's principal office location by more than 50 miles.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award that specifies the key terms and conditions of the Award or, if a later date of grant for the Award is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for Director without objection to such nomination) shall be deemed to be an Incumbent Director. No individual initially elected or nominated as a Director as a result of an actual or threatened election contest with respect to the Incumbent Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Incumbent Directors shall be an Incumbent Director.

"Negative Discretion" means the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 8.3(d)(iv); provided that the exercise of such discretion would not cause such Performance Compensation Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-Option Award" means any Award other than an Option.

"Non-Qualified Stock Option" means an Option that by its terms does not qualify as, or is not intended to qualify as, an Incentive Stock Option.

"Officer" means a Person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to this Plan.

"Option Exercise Price" means the price at which a Share may be purchased upon the exercise of an Option.

"Optionholder" means a Person to whom an Option is granted pursuant to this Plan or, if applicable, such other Person who holds an outstanding Option.

"Other Equity-Based Award" means an Award that is not an Option, Stock Appreciation Right, Restricted Award or Performance Compensation Award that is granted under Section 8.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

"Outside Director" means a Director who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

"Participant" means an eligible Person to whom an Award is granted pursuant to this Plan or, if applicable, such other Person who holds an outstanding Award.

"Performance Compensation Award" means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 8.3.

"Performance Criteria" means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or an Affiliate, division, business unit or operational unit thereof), and shall be limited to:

(a) net earnings or net income (before or after taxes);

(b) basic or diluted earnings per Share (before or after taxes);

(c) net revenue or net revenue growth;

(d) gross revenue;

(e) gross profit or gross profit growth;

(f) net operating profit (before or after taxes);

(g) return on assets, capital, invested capital, equity, or sales;

(h) cash flow (including operating cash flow, free cash flow and cash flow return on capital);

(i) earnings before or after taxes, interest, depreciation and/or amortization;

(j) gross or operating margins;

(k) improvements in capital structure;

(l) budget and expense management;

(m) productivity ratios;

(n) economic value added or other value added measurements;

(o) Share price (including growth measures and total Shareholder return);

(p) expense targets;

(q) margins;

(r) operating efficiency;

(s) working capital targets;

(t) enterprise value;

(u) safety record; and

(v) completion of acquisitions or business expansion.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole, or any division, business unit or operational unit of the Company and/or an Affiliate, or any combination thereof, as the Committee may deem appropriate. The Committee may make comparisons to the performance of a group of comparable companies, or data set out in a published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may make comparisons of matters related to Share price as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria. To the extent required under Section 162 (m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining Shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining Shareholder approval.

"Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of a Participant in connection with any of the following:

(a) asset write-downs;

(b) litigation or claim judgments or settlements;

(c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

(d) any reorganization and restructuring programs;

(e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations as filed with applicable securities regulators;

(f) acquisitions or divestitures;

(g) any other specific unusual or nonrecurring events, or objectively determinable category thereof;

(h) foreign exchange gains and losses; or

(i) a change in the Company's fiscal year.

"Performance Period" means such one or more periods of time (in any case being not less than one fiscal quarter in duration) as the Committee may determine, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Compensation Award.

"Permitted Transferee" means:

(a) a member of an Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any Person sharing the Optionholder's household (other than a tenant or employee), a trust in which any of the foregoing Persons have more than 50% of the beneficial interest, a foundation in which any of the foregoing Persons (or the Optionholder) control the management of assets, or any other entity in which any of the foregoing Persons (or the Optionholder) own more than 50% of the voting interests;

(b) any Person designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-Qualified Stock Option; and

(c) such other transferees as may be permitted by the Committee in its sole discretion.

"Person" is to be construed broadly and includes an individual, corporation, trust, partnership, governmental authority, or any administrator or executor of any of the foregoing.

"Plan" means this 2020 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 8.1(a).

"Restricted Award" means any Award granted pursuant to Section 8.2(a).

"Restricted Period" has the meaning set forth in Section 8.2(a).

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the United States Securities Act of 1933, as amended.

"Share" means a share of Common Stock.

"Shareholder" means a holder of Shares.

"Stock Appreciation Right" means the right, pursuant to an Award granted under Section 8.1, to receive, upon exercise, an amount payable in cash or Shares equal to the number of Shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of: (a) the Fair Market Value of one Share on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 7.1(c).

"Ten Percent Shareholder" means a Person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

"TSXV" means the TSX Venture Exchange.

4. Administration

4.1 Authority of Committee. This Plan shall be administered initially by the Committee. Subject to the terms of this Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by this Plan, the Committee shall have the authority:

(a) to construe and interpret this Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of this Plan;

(c) to authorize any Person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

(d) to delegate its authority to one or more Officers with respect to Awards that do not involve Covered Employees or "insiders" within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of Shares to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including the exercise price, medium of payment and vesting provisions, and to specify the provisions of the Award Agreement with respect thereto;

(j) to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(k) to amend the terms of any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under an Award, or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of this Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; and

(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of this Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that Shareholder approval shall be required before the repricing is effective if such Shareholder approval is necessary to satisfy any Applicable Laws.

4.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of this Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

4.3 Delegation. The Committee may delegate administration of the Plan to a committee or committees of one or more Directors, and the term "Committee" shall apply to any Person(s) to whom such authority has been delegated. The Board shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by this Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

4.4 Committee Composition. If the Board establishes a committee to administer the Plan, except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may: (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible Persons who are either: (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (ii) not Persons with respect to whom the Company wishes to comply with Section 162(m) of the Code; or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible Persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

4.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee did not act in good faith and in a manner which such Person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, the Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

5. Shares Subject to this Plan

5.1 Number of Shares Authorized. Subject to adjustment in accordance with Section 12, a total of 9,000,000 Shares shall be available for the grant of Options and 1,650,000 Shares shall be available for the grant of Non-Option Awards. For so long as any Awards are outstanding, the Company shall keep available at all times such number of Shares as would be issuable on the due exercise of all of such Awards.

5.2 Limitations on Shares Available for Issuance. While the Common Stock is listed on the TSXV:

(a) the aggregate number of Shares subject to Options granted, within a 12 month period, to a Participant who is a Consultant (as defined by the policies of the TSXV) is limited to an amount equal to 2% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Option is granted to the Participant; and

(b) the aggregate number of Shares subject to Options granted, within a 12 month period, to all Participants (as a group) who are employed to perform Investor Relations Activities (as defined by the policies of the TSXV) is limited to an amount equal to 2% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Option is granted to any Participant, provided that such Options must vest in stages over a 12 month period with no more than 1/4 of the Options vesting in any 3 month period.

5.3 Nature of Shares. Shares available for distribution under this Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

5.4 Effect of Cancellation or Forfeiture of Award. Any Shares underlying an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall become available for issuance under this Plan.

6. Option Eligibility

6.1 Eligibility for Incentive Stock Options. Incentive Stock Options may be granted only to Employees.

6.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value at the Grant Date and the Incentive Stock Option is not exercisable after the expiration of five years from the Grant Date.

7. Option Provisions

7.1 Each Option shall be evidenced by an Award Agreement, and shall be subject to the conditions set forth in this Section 7 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, separate certificates will be issued for Shares purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other Person if an Option designated as an Incentive Stock Option fails to qualify as such at any time, or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The terms of separate Options need not be identical, but each Award Agreement shall include (through incorporation by reference of provisions of this Plan in the Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 6.2 regarding Ten Percent Shareholders: (i) no Option shall be exercisable after the expiration of 10 years from the Grant Date, and (ii) the term of an Option shall be determined by the Committee at the time of grant.

(b) Exercise Price of an Option. Subject to the provisions of Section 6.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the greater of (i) the Fair Market Value of the Shares underlying the Option on the Grant Date and (ii) the Fair Market Value of the Shares underlying the Option on the trading date immediately preceding the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. While the Common Stock is listed on the TSXV, the Option Exercise Price shall be determined by the Committee and the Option Exercise Price shall not be less than the price permitted by the TSXV or other regulatory body having jurisdiction and a minimum Option Exercise Price shall not be established unless the Options are allocated to particular persons and the Company shall not grant Options unless and until the Options have been allocated to a particular person or persons.

(c) Consideration. The Option Exercise Price shall be paid, to the extent permitted by applicable statutes and regulations, either: (a) in cash, certified check or by wire transfer at the time the Option is exercised; or (b) in the discretion of the Committee, upon such terms as the Committee shall approve: (i) by delivery to the Company of a certificate representing Shares, duly endorsed for transfer to the Company, having a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific Shares that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation Shares (a "Stock for Stock Exchange"), (ii) pursuant to a "cashless" exercise program established with a broker, (iii) by reduction in the number of Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise, (iv) by any combination of the foregoing methods, or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Award Agreement, the exercise price of Shares acquired on exercise of an Option that is paid by delivery (or attestation) to the Company of other Shares acquired, directly or indirectly from the Company, shall be paid only by Shares that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period during which the Shares are publicly traded, an exercise by a Director or Officer that involves, or may involve, a direct or indirect extension of credit, or arrangement of an extension of credit, by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002, shall be prohibited with respect to any Award. While the Common Stock is listed on the TSXV, the Option Exercise Price must be paid in cash.

(d) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionholder only by such Optionholder. Notwithstanding the foregoing, an Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate another Person who, in the event of the death of such Optionholder, shall thereafter be entitled to exercise such Optionholder's Incentive Stock Option.

(e) Transferability of a Non-Qualified Stock Option. A Non-Qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. While the Common Stock is listed on the TSXV or if a Non-Qualified Stock Option does not provide for transferability, then such Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionholder only by such Optionholder. Notwithstanding the foregoing, an Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate another Person who, in the event of the death of such Optionholder, shall thereafter be entitled to exercise such Optionholder's Non-Qualified Stock Option.

(f) Vesting of Options. Each Option may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal, and may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

(g) Termination of Continuous Service. Unless otherwise provided in an Award Agreement, or in an employment agreement the terms of which have been approved by the Board, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), such Optionholder may exercise its Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of: (a) the date that is three months following the termination of such Optionholder's Continuous Service; or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of the Optionholder's Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) held by such Optionholder shall immediately terminate and cease to be exercisable. If, after termination, an Optionholder does not exercise its Option within the time specified in the Award Agreement, such Optionholder's Option shall terminate. While the Common Stock is listed on the TSXV, Options granted to Participants engaged in Investor Relations Activities (as defined by the policies of the TSXV) on behalf of the Company expire 30 days after such Participants cease to perform such Investor Relations Activities for the Company. While the Common Stock is listed on the TSXV, any Option granted to any Optionholder who is a Director, Employee, Consultant or Management Company Employee must expire within 12 months following the date of the termination of such Optionholder's Continuous Service.

(h) Extension of Termination Date. An Award Agreement may provide that if the exercise of an Option following the termination of an Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of Shares in connection therewith would violate the registration requirements under the Securities Act or any other state or federal securities laws, or the rules of any securities exchange or interdealer quotation system, then such Option shall terminate on the earlier of: (a) the expiration of the term of the Option in accordance with Section 7.1(a); or (b) the expiration of a period after termination of the Optionholder's Continuous Service that is three months after the end of the period during which the exercise of such Optionholder's Option would be in violation of such registration or other securities law requirements.

(i) Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of such Optionholder's Disability, such Optionholder may exercise its Option (to the extent that such Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of: (a) the date 12 months following such termination; or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, an Optionholder does not exercise its Option within the time specified herein or in the Award Agreement, such Optionholder's Option shall terminate.

(j) Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of such Optionholder's death, then such Optionholder's Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a Person who acquired the right to exercise the Option by bequest or inheritance or by a Person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of: (a) the date that is 12 months following the date of death; or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after an Optionholder's death, such Optionholder's Option is not exercised within the time specified herein or in the Award Agreement, such Option shall terminate.

(k) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Shares underlying any Incentive Stock Options that are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall not be void but rather be treated as Non-Qualified Stock Options.

8. Provisions of Non-Option Awards

8.1 Stock Appreciation Rights.

(a) General.  Each Stock Appreciation Right shall be evidenced by an Award Agreement, and shall be subject to the conditions set forth in this Section 8.1 and to such other conditions not inconsistent with this Plan as may be determined by the Committee in its sole discretion and reflected in the applicable Award Agreement. A Stock Appreciation Right may be granted alone (a "Free Standing Right") or in tandem with an Option (a "Related Right").

(b) Grant Requirements.  Any Related Right that relates to a Non-Qualified Stock Option may be granted at the same time such Non-Qualified Stock Option is granted or at any time thereafter, but before the exercise or expiration of the Non-Qualified Stock Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights.  The term of a Stock Appreciation Right shall be determined by the Committee and set out in the Award Agreement; provided, however, that no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights.  Each Stock Appreciation Right may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal, and may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability of a Stock Appreciation Right in the terms of an applicable Award Agreement upon the occurrence of a specified event.

(e) Exercise and Payment.  Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to: (i) the number of Shares subject to the Stock Appreciation Right that is being exercised multiplied by (ii) the excess of (A) the Fair Market Value of a Share on the date such Stock Appreciation Right is exercised, over (B) the exercise price specified in the Stock Appreciation Right. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price.  The exercise price of a Free Standing Right shall be determined by the Committee, but shall be not less than 100% of the greater of (i) the Fair Market Value of the Shares underlying the Free Standing Right on the Grant Date and (ii) the Fair Market Value of the Shares underlying the Free Standing Right on the trading date immediately preceding the Grant Date. A Related Right granted simultaneously with, or subsequent to, the grant of an Option and in conjunction therewith or in the alternative thereto, shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per Share subject to the Stock Appreciation Right and related Option exceeds the exercise price per Share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 8.1(b) are satisfied.

(g) Reduction in Underlying Option Shares.  Upon any exercise of a Related Right, the number of Shares for which any related Option shall be exercisable shall be reduced by the number of Shares for which the Stock Appreciation Right has been exercised. The number of Shares for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares for which such Option has been exercised.

8.2 Restricted Awards.

(a) General.  A Restricted Award is an Award of actual Shares ("Restricted Stock") or hypothetical Share units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of Shares, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under this Plan shall be evidenced by an Award Agreement, and shall be subject to the conditions set forth in this Section 8.2 and to such other conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion and reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units.

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company: (A) an escrow agreement satisfactory to the Committee, if applicable; and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a Shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Share and, if such Share is forfeited, the Participant shall have no right to such dividends.

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No Shares shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units"). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one Share) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one Share ("Dividend Equivalents"). Dividend Equivalents shall be withheld by the Company and credited to the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant's account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c) Restrictions

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the Share certificate; (B) the Shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the Shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such Shares are forfeited, the Share certificates shall be returned to the Company, and all rights of the Participant to such Shares and as a Shareholder shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units  and Deferred Stock Units awarded to any Participant shall be subject to: (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company; and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d) Restricted Period.  With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. No Restricted Award may be granted or settled for a fraction of a Share. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or its beneficiary, without charge, one Share for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in Shares having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for Vested Units. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f) Share Restrictions.  Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8.3 Performance Compensation Awards.

(a) General.  The Committee shall have the authority, at the time of grant of any Award (other than Options and Stock Appreciation Rights), to designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code.

(b) Eligibility.  The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 8.3. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one Person as a Participant eligible to receive an Award hereunder shall not require designation of any other Person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c) Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 8.3(c) and record the same in writing.

(d) Payment of Performance Compensation Awards

(i) Condition to Receipt of Payment.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation.  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Compensation Award has been earned for the Performance Period.

(iii) Certification.  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 8.3(d)(iv) hereof, if and when it deems appropriate.

(iv) Use of Discretion.  In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to: (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 8.3(d)(i) of the Plan.

(v) Timing of Award Payments.  Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 8.3.

8.4 Other Equity-Based Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Other Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement.

9. Compliance

9.1 Compliance with Applicable Laws. Each Award Agreement shall provide that no Shares shall be purchased or sold thereunder unless and until: (a) any then applicable requirements of Applicable Laws have been fully complied with to the satisfaction of the Company and its counsel; and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Awards and to issue and sell Shares upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Shares issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under this Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Awards unless and until such authority is obtained.

10. Use of Proceeds

10.1 Proceeds from the sale of Shares issued pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

11. Miscellaneous

11.1 Acceleration of Exercisability and Vesting. Subject to the rules and policies of the TSXV while the Common Stock is listed on the TSXV, the Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with this Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

11.2 Shareholder Rights. Except as provided in this Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Share certificate is issued, except as provided in Section 12 hereof.

11.3 No Employment or Other Service Rights. Nothing in this Plan or any instrument executed or Award granted pursuant hereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate: (a) the employment of an Employee with or without notice and with or without Cause; or (b) the service of a Director pursuant to the by-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

11.4 Transfer; Approved Leave of Absence. For purposes of this Plan, no termination of employment by an Employee shall be deemed to result from either: (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

11.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise of, or acquisition of Shares under, the Award, provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered Shares.

12. Adjustments Upon Changes in Stock

In the event of changes in the outstanding Shares or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under this Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, and the maximum number of Shares underlying all Awards stated in Section 5, will be equitably adjusted or substituted, as to the number, price or kind of a Share or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 12, unless the Committee specifically determines that such adjustment is in the best interests of the Company or any Affiliate, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 12 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code, and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 12 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change in Control

13.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of this Plan to the contrary, but subject to the rules and policies of the TSXV while the Common Stock is listed on the TSXV:

(a) in the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the Shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the Shares of Restricted Stock or Restricted Stock Unit; and

(b) with respect to Performance Compensation Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

To the extent practicable, any actions taken by the Committee under subsections (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the Shares underlying their Awards.

13.2 In addition, in the event of a Change in Control, the Committee may, in its discretion and upon at least 10 days' advance notice to the affected Persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other Shareholders in connection therewith. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a Share in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

13.3 The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

14. Amendment of Plan and Awards

14.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate this Plan. However, except as provided in Section 12 relating to adjustments upon changes in Shares and Section 14.4, no amendment shall be effective unless approved by the Shareholders (to the extent Shareholder approval is necessary to satisfy any Applicable Laws). At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on Shareholder approval. Notwithstanding the foregoing and any other section of this Plan, the Board at any time, and from time to time, may amend this Plan as required by any stock exchange or quotation system on which the Common Stock is then listed or quoted.

14.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to this Plan for Shareholder approval, including, amendments to this Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

14.3 Disinterested Shareholder Approval

(a) In this section the following terms have the following meanings:

(i) "Disinterested Shareholder Approval" shall have the meaning as described in the TSXV Policies;

(ii) "Insider" means an insider as defined in the TSXV Policies; or as defined in securities legislation applicable to the Company; and

(iii) "TSXV Policies" means the rules and policies of the TSXV, as amended from time to time.

(b) If the Shares are listed on the TSXV, unless Disinterested Shareholder Approval is obtained, under no circumstances will this Plan, together with all of the Company's other previously established and outstanding stock option or equity incentive plans or grants, result in:

(i) the aggregate number of Shares reserved for issuance under Awards granted to Insiders (as a group) at any point in time exceeding 10% of the issued and outstanding Shares (on a non-diluted basis);

(ii) the grant to Insiders (as a group), within a 12 month period, of Options where an aggregate number of Shares subject to such Options exceeds 10% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Award is granted to any Insider;

(iii) the grant to Insiders (as a group), within a 12 month period, of Non-Option Awards where an aggregate number of Shares subject to such Non-Option Awards exceeds 2% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date a Non-Option Award is granted to any Insider;

(iv) the aggregate number of Shares subject to Awards granted to any one Participant within a 12 month period exceeding 5% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Award is granted to the Participant;

(v) the aggregate number of Shares subject to Non-Option Awards granted to any one Participant within a 12 month period exceeding 1% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date a Non-Option Award is granted to the Participant;

(vi) the aggregate number of Shares subject to Awards granted to any one Participant who is a Consultant (as defined by the policies of the TSXV)  within a 12 month period exceeding 2% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Award is granted to the Participant; or

(vii) the aggregate number of Shares subject to Awards granted to all Participants (as a group) who are employed to perform Investor Relations Activities (as defined by the Policies of the TSXV) within a 12 month period exceeding 2% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Award is granted to the Participant.

(c) If the Shares are listed on the TSXV, the Company must obtain Disinterested Shareholder Approval for any amendment to Options held by Insiders that would have the effect of decreasing the exercise price of the Options.

14.4 Contemplated Amendments. It is expressly contemplated that the Board may amend this Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

14.5 No Impairment of Rights. Rights under any Award granted before amendment of this Plan shall not be impaired by any amendment of this Plan unless: (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

14.6 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless: (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

15. General Provisions

15.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or any Affiliate.

15.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Laws will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Laws (or any policy adopted by the Company pursuant to any such Applicable Laws).

15.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

15.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of this Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

15.5 Deferral of Awards. The Committee may establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

15.6 Unfunded Plan. This Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under this Plan.

15.7 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

15.8 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Shares or whether any fractional Shares should be rounded, forfeited or otherwise eliminated.

15.9 Other Provisions. The Award Agreements authorized under this Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

15.10 Section 409A. This Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith. Any payments described in this Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in this Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code, and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

15.11 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of the Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Shares.

15.12 Section 16. It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this Section 15.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

15.13 Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend this Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's federal income tax deduction for compensation paid pursuant to any such Award.

15.14 Beneficiary Designation. Each Participant may from time to time name any beneficiary or beneficiaries by whom any right under this Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee, and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

15.15 Expenses. The costs of administering this Plan shall be paid by the Company.

15.16 Severability. If any of the provisions of this Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

15.17 Plan Headings. The headings in this Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

15.18 Non-Uniform Treatment. The Committee's determinations under this Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

16. Effective Date of Plan

16.1 This Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until this Plan has been approved by the Shareholders, which approval shall be within 12 months before or after the date this Plan is adopted by the Board.

17. Termination or Suspension of this Plan

17.1 This Plan shall terminate automatically on February 28, 2030. No Award shall be granted pursuant to this Plan after such date, but Awards granted before may extend beyond that date. The Board may suspend or terminate this Plan at any earlier date pursuant to Section 14.1 hereof. No Awards may be granted under this Plan while this Plan is suspended or after it is terminated. Unless the Company determines to submit Section 8.3 of this Plan and the definition of "Performance Goal" and "Performance Criteria" to the Shareholders at the first Shareholder meeting that occurs in the fifth year following the year in which this Plan was last approved by Shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such Shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 8.3 after the date of such annual meeting, but this Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

18. Choice of Law

18.1 The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

19. Shareholder Approval and TSXV Acceptance

19.1 No Awards may be exercised prior to the Company obtaining the Shareholder approval of this Plan that is necessary to satisfy any Applicable Laws.

19.2 Except as permitted under Applicable Laws, no Awards may be granted under this Plan prior to the Company obtaining the acceptance of this Plan by the TSXV.

19.3 The Board may suspend or terminate this Plan, and any outstanding Awards granted under this Plan may be cancelled, if the Company does not obtain the Shareholder approval of this Plan that is necessary to satisfy any Applicable Laws.

As adopted by the Board of Directors of The Alkaline Water Company Inc. on February 28, 2020.

SCHEDULE "B"

AUDIT COMMITTEE CHARTER

Mandate

The primary function of the audit committee (the "Committee") is to assist the Board of Directors ("Board") in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by The Alkaline Water Company Inc. (the "Company") to regulatory authorities and shareholders, the Company's systems of internal controls regarding finance and accounting and the Company's auditing, accounting and financial reporting processes.  The Committee's primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company's financial reporting and internal control system and review the Company's financial statements;
  oversee the Company's accounting and financial reporting processes and the preparation and auditing of the Company's financial statements;
  review and appraise the performance of the Company's external auditor; and
  provide an open avenue of communication among the Company's auditor, financial and senior management and the Board.

Composition

The Committee shall be comprised of at least three members as determined by the Board. Each member of the Committee shall be a member of the Board, who shall be an "independent" director as specified by all applicable legislation and regulations except as permitted by applicable securities regulatory guidelines (including applicable exemptions while the Company is a "venture issuer" (as defined in National Instrument 52-110 Audit Committees ("NI 52-110")). If the Company is a "venture issuer", then, subject to the exemptions contemplated under NI 52-110, the Committee must be comprised of members, a majority of whom are not executive officers, employees or control persons of the Company or of an affiliate of the Company (as contemplated in NI 52-110). If the Company is listed on the TSX Venture Exchange, then the Committee must be comprised of members, a majority of whom are not officers, employees or control persons of the Company or any of associates or affiliates of the Company (as such terms are defined in the policies of the TSX Venture Exchange). A quorum of the Committee shall be a majority of the members. In the event of an equality of votes, the Chair of the Committee shall not have a second casting vote.

Each member of the Committee must be financially literate as determined by the Board and as required by applicable securities legislation.

The Board shall appoint members to the Committee. The members of the Committee shall be appointed for one-year terms or such other terms as the Board may determine and shall serve until a successor is duly appointed by the Board or until the member's earlier death, resignation, disqualification or removal. The Board may remove any member from the Committee at any time with or without cause. The Board shall fill Committee member vacancies by appointing a member from the Board. If a vacancy on the Committee exists, the remaining members shall exercise all the Committee's powers so long as a quorum exists. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least four times annually, or more frequently as circumstances dictate or as may be prescribed by securities regulatory requirements.  As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer (the "CFO") and the external auditor in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1. Documents/Reports

(a) review and update, if applicable or necessary, this Audit Committee Charter annually;

(b) review with management and the independent auditor the Company's annual and interim financial statements, management's discussion and analysis, any annual and interim earnings press releases and any reports or other financial information to be submitted to any governmental and/or regulatory body, or the public, including any certification, report, opinion, or review rendered by the external auditor for the purpose of recommending their approval to the Board prior to their filing, issue or publication.  The Chair of the Committee may represent the entire Committee for purposes of this review in circumstances where time does not allow the full Committee to be available;

(c) review analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgements made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(d) review the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company;

(e) review policies and procedures with respect to directors' and officers' expense accounts and management perquisites and benefits, including their use of corporate assets and expenditures related to executive travel and entertainment, and review the results of the procedures performed in these areas by the external auditor, based on the terms of reference agreed upon by the external auditor and the Committee; and

(f) ensure that adequate procedures are in place for the review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements, as well as review any financial information and earnings guidance provided to analysts and rating agencies, and periodically assess the adequacy of those procedures.

2. External Auditor

(a) review annually, the performance of the external auditor who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company;

(b) obtain annually, a formal written statement of the external auditor setting forth all relationships between the external auditor and the Company;

(c) review and discuss with the external auditor any disclosed relationships or services that may have an impact on the objectivity and independence of the external auditor;

(d) take, or recommend that the Board take, appropriate action to oversee the independence of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

(e) recommend to the Board the selection and, where applicable, the replacement of the external auditor nominated annually for shareholder approval;

(f) recommend to the Board the compensation to be paid to the external auditor;

(g) at each meeting, where desired, consult with the external auditor, without the presence of management, about the quality of the Company's accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

(h) review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company;

(i) review with management and the external auditor the audit plan for the year-end financial statements; and

(j) review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company's external auditor.  The authority to pre-approve non-audit services may be delegated by the Committee to one or more independent members of the Committee, provided that such pre-approval must be presented to the Committee's first scheduled meeting following such pre-approval. Pre-approval of non-audit services is satisfied if:

(i) the aggregate amount of all the non-audit services that were not pre-approved is reasonably expected to constitute no more than 5% of the total amount of fees paid by the Company and subsidiaries to the Company's external auditor during the fiscal year in which the services are provided;

(ii) the Company or a subsidiary did not recognize the services as non-audit services at the time of the engagement; and

(iii) the services are promptly brought to the attention of the Committee and approved, prior to completion of the audit, by the Committee or by one or more of its members to whom authority to grant such approvals has been delegated by the Committee.

3. Financial Reporting Processes

(a) oversee an effective system of internal controls and procedures for the Company relating to the financial reporting process and disclosure of the financial results (the "Internal Controls");

(b) review with management the adequacy and effectiveness of the Company's Internal Controls, including any significant deficiencies or material weaknesses in the design or operation of the Internal Controls and determine if any special steps must be adopted by the Auditor during its audit in light of any such deficiencies or weaknesses;

(c) review management's roles, responsibilities and performance in relation to the Internal Controls;

(d) review, discuss and investigate: (a) any alleged fraud involving the Company's management or employees in relation to the Internal Controls, including management's response to any allegations of fraud; (b) implement corrective and disciplinary action in cases of proven fraud; and (c) determine if any special steps must be adopted by the auditor during its audit in light of any proven fraud or any allegations of fraud;

(e) review and discuss with the Chief Executive Officer (the "CEO") and CFO, or those officers who perform the duties similar to a CEO or CFO, the steps taken to complete the required certifications of the annual and interim filings with applicable securities commissions;

(f) in consultation with the external auditor, review with management the integrity of the Company's financial reporting process, both internal and external;

(g) consider the external auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting;

(h) consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the external auditor and management;

(i) review significant judgments made by management in the preparation of the financial statements and the view of the external auditor as to appropriateness of such judgments;

(j) following completion of the annual audit, review separately with management and the external auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

(k) review any significant disagreement among management and the external auditor in connection with the preparation of the financial statements;

(l) review with the external auditor and management the extent to which changes and improvements in financial or accounting practices have been implemented;

(m) review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

(n) review certification process;

(o) establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(p) establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4. Other

(a) review any material related party transactions;

(b) engage independent counsel and other advisors as it determines necessary to carry out its duties; and

(c) to set and pay compensation for any independent counsel and other advisors employed by the Committee.

5. No Rights Created

This Charter is a broad policy statement and is intended to be part of Committee's flexible governance framework. While this Charter should comply with all applicable laws, regulations and listing requirements and the Company's articles and by-laws, this Charter does not create any legally binding obligations on the Committee, the Board or the Company.

SCHEDULE "C"

COMPENSATION COMMITTEE CHARTER

Membership

The Compensation Committee (the "Committee") of the board of directors (the "Board") of The Alkaline Water Company Inc. (the "Company") shall consist of two or more directors. Each member of the Committee shall be independent in accordance with applicable laws and the rules of the any stock exchange upon which the Company's securities are listed.

The members of the Committee shall be appointed by the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation, removal or death. The Board may remove any member from the Committee at any time with or without cause.

Purpose

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the review and determination of executive compensation.

Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

• to review and approve annually the corporate goals and objectives applicable to the compensation of the chief executive officer ("CEO"), evaluate at least annually the CEO's performance in light of those goals and objectives, and determine and approve the CEO's compensation level based on this evaluation;

• to review and make recommendations to the Board regarding the compensation of all other executive officers;

• to review and make recommendations to the Board regarding incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval of such plans by the stockholders of the Company;

• to review and discuss with management the Company's Compensation Discussion and Analysis ("CD&A") and the related executive compensation information, recommend that the CD&A and related executive compensation information be included in the Company's annual report on Form 10-K and proxy statement, and produce the compensation committee report on executive officer compensation required to be included in the Company's proxy statement or annual report on Form 10-K;

• to review and make recommendations to the Board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;

• to determine stock ownership guidelines for the CEO and other executive officers and monitor compliance with such guidelines;

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• to review and make recommendations to the Board regarding all employee benefit plans for the Company, which includes the ability to adopt, amend and terminate such plans;

• to review the Company's incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk;

• to review and recommend to the Board for approval the frequency with which the Company will conduct say on pay votes, taking into account the results of the most recent stockholder advisory vote on frequency of say on pay votes required by Section 14A of the Securities Exchange Act of 1934, and review and approve the proposals regarding the say on pay vote and the frequency of the say on pay vote to be included in the Company's proxy statement; and

• to review all director compensation and benefits for service on the Board and any committees of the Board at least once a year and to recommend any changes to the Board as necessary.

Outside Advisors

The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation, and oversee the work, of the compensation consultant. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of its outside legal counsel and other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside legal counsel and any other advisors. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of its compensation consultant, legal counsel or other advisor to the compensation committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter.

The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the following factors:

• the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

• the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

• the policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;

• any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

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• any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

• any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet at least one time a year at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee may invite such members of management to its meetings as it deems appropriate. However, the Committee shall meet regularly without such members present, and in all cases the CEO and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

SCHEDULE "D"

BOARD OF DIRECTOR NOMINATION PROCESS

(adopted September 4, 2018)

The Alkaline Water Company Inc. (the "Company") and its Board of Directors (the "Board") has determined that director nominees will be recommended for the Board's selection by a majority of the Company's independent directors in a vote in which only the independent directors participate, and to have the full Board participate in the consideration of board of director nominees.

In general, when the Board determines that expansion of the board or replacement of a director is necessary or appropriate, the Company's independent directors will be responsible for identifying one or more candidates to fill such directorship, investigating each candidate, evaluating his/her suitability for service on the Board and recommending for selection suitable candidates for nomination to the Board.

The Company's independent directors are authorized to use any methods they deems appropriate for identifying candidates for Board membership, including recommendations from current members of the Board, senior management or other third parties (including recommendations from stockholders). The Company's independent directors may engage outside search firms to identify suitable candidates.

The Company's independent directors are also authorized to engage in whatever investigation and evaluation processes it deems appropriate, including a thorough review of the candidate's background, characteristics, qualities and qualifications, and personal interviews with all or some of the Company's independent directors, the Company's management or one or more other members of the Board. While diversity may contribute to an evaluation, it is not considered by the Board as a separate or independent factor in identifying board of director nominees.

In formulating its recommendation, the Company's independent directors will consider not only the findings and conclusions of the investigation and evaluation process, but also the current composition of the Board; the diversity of the board, including gender diversity; the attributes and qualifications of serving members of the Board; additional attributes, capabilities or qualifications that should be represented on the Board; and whether the candidate could provide those additional attributes, capabilities or qualifications. The Company's independent directors will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of serving as a member of the Board.

Stockholders desiring to suggest a candidate for consideration must do so in accordance with the Company's bylaws and applicable securities laws, and should send a letter to the Company's Chief Financial Officer at the Company's principal office located at 14646 N. Kierland Blvd., Suite 255, Scottsdale, AZ, USA 85254. Candidates recommended by the Company's stockholders will be considered in the same manner as other candidates.

In considering whether to recommend directors who are eligible to stand for reelection, the Company's independent directors may consider a variety of factors, including, without limitation, a director's contributions to the Board and ability to continue to contribute productively; attendance at Board and committee meetings and compliance with the Company corporate governance policies; whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for continued service on the Board; the independence of the director; and the nature and extent of the director's non-Company activities.

THE ALKALINE WATER COMPANY INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 30, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of The Alkaline Water Company Inc. (the "Company") hereby appoints Richard A. Wright and David A. Guarino, and each of them, as attorneys and proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on Monday, March 30, 2020 at 9 a.m., Arizona time, at the offices of Dickinson Wright PLLC, 1850 North Central Avenue, Suite 1400, Phoenix, Arizona 85004 or any adjournment thereof, on the matters set forth below, and in his discretion on any other matters as may be properly brought before the meeting or any adjournment thereof, with all the powers which the undersigned stockholder would possess if personally present at the meeting or any adjournment thereof.

The Board of Directors recommends a vote "For" all of the listed nominees and Proposals 1, 2, 3, and 4.

		For	Against	Abstain
1.	To elect as a director of the Company:
	Richard A. Wright	[ ]	[ ]	[ ]
	David A. Guarino	[ ]	[ ]	[ ]
	Aaron Keay	[ ]	[ ]	[ ]
	Bruce Leitch	[ ]	[ ]	[ ]
	Brian Sudano	[ ]	[ ]	[ ]

		For	Against	Abstain
2.	To ratify the appointment of Prager Metis CPAs, LLC as the independent registered public accounting firm of the Company	[ ]	[ ]	[ ]

		For	Against	Abstain
3.	To approve the 2020 equity incentive plan of the Company	[ ]	[ ]	[ ]

		For	Against	Abstain
4.	To approve the delisting of common stock of the Company from the TSX Venture Exchange	[ ]	[ ]	[ ]

The shares represented by this proxy, when this proxy is properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, the shares represented by this proxy will be voted in accordance with recommendations of the Board of Directors, and as the proxies deem advisable on any other matters as may be properly brought before the meeting or any adjournment thereof.

This proxy is valid only when signed and dated.

Dated:___________________, 20____

__________________________________

 Name

__________________________________

 Signature

___________________________________________________

 Signature if shares held jointly

Please date this proxy and sign your name as it appears on your stock certificate(s). When shares are held jointly, all owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title and authority. If a corporation, please sign in full corporate name by authorized officer and give full title of the authorized officer. If a partnership, please sign in full partnership name by authorized person and give full title of the authorized person.

PLEASE VOTE BY 11:59 P.M. (EASTERN TIME) ON MARCH 26, 2020.

VOTE BY INTERNET

Use the Internet to transmit your voting instructions at www.transhare.com/alkaline. Click Vote My Proxy and then click on the Company's name and follow the on-screen instructions.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it via email to bizsolaconsulting@gmail.com. Include your control ID in your email.

VOTE BY FAX
Mark, sign and date your proxy card and return it via fax to 1-727-269-5616.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Transhare Corporation, 2849 Executive Drive, Suite 200, Clearwater, Florida 33762.